IMO INDUSTRIES INC.

                              and

            FIRST CHICAGO TRUST COMPANY OF NEW YORK

                          Rights Agent


                      ____________________


                        RIGHTS AGREEMENT

                   Dated as of April 30, 1997





                       Table of Contents
                                                             Page

Section 1.         Certain Definitions
Section 2.         Appointment of Rights Agent
Section 3.         Issue of Rights Certificates
Section 4.         Form of Rights Certificates
Section 5.         Countersignature and Registration
Section 6.         Transfer, Split Up, Combination and
                   Exchange of Rights  Certificates;
                   Mutilated,  Destroyed,  Lost   or Stolen
                   Rights Certificates
Section 7.         Exercise of Rights; Purchase Price;
                   Expiration Date of Rights
Section 8.         Cancellation and Destruction of Rights
                   Certificates
Section 9.         Reservation and Availability of Capital
                   Stock
Section 10.        Preferred Stock Record Date
Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights
Section 12.        Certificate of Adjusted Purchase Price or
                   Number of Shares
Section 13.        Consolidation,  Merger or  Sale  or
                   Transfer  of Assets or Earning Power
Section 14.        Fractional Rights and Fractional Shares
Section 15.        Rights of Action
Section 16.        Agreement of Rights Holders
Section 17.        Rights Certificate Holder Not Deemed a
                   Stockholder
Section 18.        Concerning the Rights Agent
Section 19.        Merger or Consolidation or Change of
                   Name of Rights Agent
Section 20.        Duties of Rights Agent
Section 21.        Change of Rights Agent
Section 22.        Issuance of New Rights Certificates
Section 23.        Redemption and Termination
Section 24.        Notice of Certain Events
Section 25.        Notices
Section 26.        Supplements and Amendments
Section 27.        Successors
Section 28.        Determinations and Actions by the Board
                   of Directors, etc
Section 29.        Benefits of this Agreement
Section 30.        Severability
Section 31.        Governing Law
Section 32.        Counterparts
Section 33.        Descriptive Headings



Exhibit A      Certificate of Designation, Preferences and Rights
Exhibit B      Form of Rights Certificate
Exhibit C      Form of Summary of Rights


                        RIGHTS AGREEMENT


     RIGHTS  AGREEMENT, dated as of April 30,  1997  between  Imo

Industries  Inc.,  a  Delaware corporation, (the  "Company")  and

First  Chicago Trust Company of New York, a New York corporation,

(the "Rights Agent").

                           WITNESSETH

     WHEREAS, on April 30, 1997 (the "Rights Dividend Declaration

Date"),  the  Board  of Directors of the Company  authorized  and declared  a dividend distribution of one Right for each share  of common  stock,  par value $1.00 per share, of  the  Company  (the

"Common  Stock") outstanding at the close of business on  May  4,

1997 (the "Record Date"), and has authorized the issuance of  one

Right (as such number may hereinafter be adjusted pursuant to the provisions  of  Section 11(p) hereof) for each  share  of  Common

Stock  of  the  Company issued between the Record  Date  (whether originally  issued or delivered from the Company's treasury)  and the  Distribution  Date,  each Right initially  representing  the right to purchase one one-hundredth of a share of Series B Junior

Participating Preferred Stock of the Company having  the  rights,

powers  and  preferences set forth in the form of Certificate  of

Designation, Preferences and Rights attached hereto as Exhibit A,

upon  the  terms  and subject to the conditions  hereinafter  set forth (the "Rights");

     NOW,  THEREFORE,  in consideration of the premises  and  the mutual  agreements herein set forth, the parties hereby agree  as follows:

     Section  1.   Certain  Definitions.  For  purposes  of  this

Agreement, the following terms have the meanings indicated:

          (a)   "Acquiring Person" shall mean any Person  who  or

which,  together  with  all Affiliates  and  Associates  of  such

Person,  shall  be the Beneficial Owner of 15%  or  more  of  the shares  of  Common Stock then outstanding, but shall not  include the  Company, any Subsidiary of the Company, any employee benefit plan  of the Company or of any Subsidiary of the Company, or  any

Person  or  entity  organized, appointed or  established  by  the

Company for or pursuant to the terms of any such plan.

          (b)    "Affiliate"  and  "Associate"  shall  have   the

respective meanings ascribed to such terms in Rule 12b-2  of  the

General  Rules and Regulations under the Securities Exchange  Act of  1934, as amended, and in effect on the date of this Agreement

(the "Exchange Act").

          (c)   A  Person shall be deemed the "Beneficial  Owner"

of, and shall be deemed to "beneficially own," any securities:

               (i)   which  such Person or any of  such  Person's

Affiliates or Associates, directly or indirectly, has  the  right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of  conversion  rights,  exchange  rights,  rights,  warrants  or options, or otherwise; provided, however, that a Person shall not be  deemed  the "Beneficial Owner" of, or to "beneficially  own,"

(A)  securities  tendered pursuant to a tender or exchange  offer made  by  such  Person  or  any of such  Person's  Affiliates  or

Associates  until  such  tendered  securities  are  accepted  for purchase  or exchange, or (B) securities upon exercise of  Rights at any time prior to the occurrence of a Triggering Event, or (C)

securities  upon exercise of Rights from and after the occurrence of  a Triggering Event, which Rights were acquired by such Person or  any  of such Person's Affiliates or Associates prior  to  the

Distribution  Date  or pursuant to Section  3(a)  or  Section  22 hereof  (the  "Original  Rights") or pursuant  to  Section  11(i)

hereof in connection with an adjustment made with respect to  any

Original Rights;

               (ii)  which  such Person or any of  such  Person's

Affiliates or Associates, directly or indirectly, has  the  right to  vote  or  dispose  of or has "beneficial  ownership"  of  (as determined  pursuant  to  Rule 13d-3 of  the  General  Rules  and

Regulations  under the Exchange Act), including pursuant  to  any agreement,  arrangement  or  understanding,  whether  or  not  in writing; provided, however, that a Person shall not be deemed the

"Beneficial  Owner"  of, or to "beneficially own,"  any  security under  this  subparagraph  (ii) as  a  result  of  an  agreement,

arrangement  or  understanding to  vote  such  security  if  such agreement, arrangement or understanding:  (A) arises solely  from a  revocable proxy given in response to a public proxy or consent solicitation  made  pursuant  to, and  in  accordance  with,  the applicable provisions of the General Rules and Regulations  under the  Exchange  Act, and (B) is not also then reportable  by  such

Person  on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii)      which are beneficially owned,  directly

or indirectly, by any other Person (or any Affiliate or Associate thereof)  with  which  such  Person  (or  any  of  such  Person's

Affiliates or Associates) has any agreement, arrangement or under standing  (whether  or  not  in  writing),  for  the  purpose  of acquiring, holding, voting (except pursuant to a revocable  proxy as  described  in  the  proviso  to  subparagraph  (ii)  of  this paragraph  (c))  or  disposing of any voting  securities  of  the

Company.

          (d)   "Business Day" shall mean any day  other  than  a

Saturday,  Sunday or a day on which banking institutions  in  the

State of New York are authorized or obligated by law or executive order to close.

          (e)   "Close of business" on any given date shall  mean

5:00  p.m., New York City time, on such date; provided,  however,

that  if such date is not a Business Day it shall mean 5:00 p.m.,

New York City time, on the next succeeding Business Day.

          (f)   "Common Stock" shall mean the common  stock,  par

value $1.00 per share, of the Company, except that "Common Stock"

when  used  with reference to any Person other than  the  Company shall  mean  the capital stock of such Person with  the  greatest voting  power, or the equity securities or other equity  interest having power to control or direct the management of such Person.

          (g)    "Person"   shall  mean  any  individual,   firm,

corporation, partnership or other entity.

          (h)   "Preferred Stock" shall mean shares of  Series  B

Junior  Participating Preferred Stock, par value $1.00 per share,

of  the  Company,  and,  to  the extent  that  there  are  not  a sufficient  number  of  shares of Series B  Junior  Participating

Preferred  Stock  authorized to permit the full exercise  of  the

Rights, any other series of Preferred Stock, par value $1.00  per share,  of  the  Company designated for such  purpose  containing terms  substantially similar to the terms of the Series B  Junior

Participating Preferred Stock.

          (i)   "Section  11(a)(ii) Event" shall mean  any  event

described in Section 11(a)(ii) (A), (B) or (C) hereof.

          (j)   "Section 13 Event" shall mean any event described

in clauses (x), (y) or (z) of Section 13(a) hereof.

          (k)  "Stock Acquisition Date" shall mean the first date

of  public  announcement (which, for purposes of this definition,

shall  include,  without limitation, a report filed  pursuant  to

Section  13(d)  under  the Exchange Act) by  the  Company  or  an

Acquiring Person that an Acquiring Person has become such.

          (l)   "Subsidiary"  shall mean, with reference  to  any

Person,  any corporation of which an amount of voting  securities sufficient to elect at least a majority of the directors of  such corporation  is  beneficially owned, directly or  indirectly,  by such Person, or otherwise controlled by such Person.

          (m)    "Triggering  Event"  shall  mean   any   Section

11(a)(ii) Event or any Section 13 Event.

     Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders  of the Rights (who, in accordance with Section 3 hereof,

shall  prior to the Distribution Date also be the holders of  the

Common Stock) in accordance with the terms and conditions hereof,

and  the  Rights  Agent  hereby accepts  such  appointment.   The

Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

     Section 3.  Issue of Rights Certificates.

          (a)  Until the earlier of (i) the close of business  on

the  tenth day after the Stock Acquisition Date (or, if the tenth day  after  the Stock Acquisition Date occurs before  the  Record

Date, the close of business on the tenth day following the Record

Date),  or  (ii) the close of business on the tenth business  day after  the  date that a tender or exchange offer  by  any  Person

(other  than  the  Company, any Subsidiary of  the  Company,  any employee benefit plan of the Company or of any Subsidiary of  the

Company,  or  any  Person  or  entity  organized,  appointed   or

established  by the Company for or pursuant to the terms  of  any such plan) is first published or sent or given within the meaning of  Rule 14d-2(a) of the General Rules and Regulations under  the

Exchange Act, if upon consummation thereof, such Person would  be the Beneficial Owner of 15% or more of the shares of Common Stock then  outstanding  (the  earlier of (i)  and  (ii)  being  herein referred to as the "Distribution Date"), (x) the Rights  will  be attached  to  and, where applicable, evidenced  (subject  to  the

provisions  of  paragraph  (b)  of  this  Section   3)   by   the

certificates for the Common Stock registered in the names of  the holders of the Common Stock (which certificates for Common  Stock shall  be deemed also to be certificates for the Rights) and  not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares  of

Common  Stock (including a transfer to the Company).  As soon  as practicable  after the Distribution Date, the Rights  Agent  will send  by  first  class, insured, postage prepaid  mail,  to  each record holder of the Common Stock as of the close of business  on the Distribution Date, at the address of such holder shown on the records  of  the  Company,  one or more rights  certificates,  in

substantially  the  form  of  Exhibit  B  hereto   (the   "Rights

Certificates"),  evidencing one Right for each  share  of  Common

Stock so held, subject to adjustment as provided herein.  In  the event  that  an adjustment in the number of Rights per  share  of

Common  Stock has been made pursuant to Section 11(p) hereof,  at the  time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing  only  whole numbers of Rights are  distributed  and cash  is paid in lieu of any fractional Rights.  As of and  after the  Distribution  Date, the Rights will be evidenced  solely  by such Rights Certificates.

          (b)   As  promptly as practicable following the  Record

Date,  the  Company will send a copy of a Summary of  Rights,  in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first class, postage prepaid mail, to each record holder  of  the Common Stock as of the close of business  on  the

Record  Date, at the address of such holder shown on the  records of  the  Company.  With respect to certificates  for  the  Common

Stock  outstanding as of the Record Date, until the  Distribution

Date,  the Rights will be evidenced by such certificates for  the

Common Stock and the registered holders of the Common Stock shall

also  be the registered holders of the associated Rights.   Until

the  earlier of the Distribution Date or the Expiration Date  (as such  term is defined in Section 7 hereof), the transfer  of  any certificates  representing shares of Common Stock in  respect  of which  Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (c)  Rights shall be issued in respect of all shares of

Common  Stock that are issued after the Record Date but prior  to the  earlier  of  the Distribution Date or the  Expiration  Date.

Certificates representing such shares of Common Stock shall  also be  deemed  to  be certificates for Rights, and  shall  bear  the following legend:

               This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of April 30, 1997, as it may be amended, between Imo Industries Inc., a Delaware corporation, (the "Company") and the Rights Agent (the "Rights Agent") under the Rights Agreement (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by sepa rate certificates and will no longer be evidenced by this certificate. The Company will mail or cause to be mailed to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With  respect  to  such  certificates  containing  the  foregoing legend,  until the earlier of (i) the Distribution Date  or  (ii)

the  Expiration Date, the Rights associated with the Common Stock represented  by  such  certificates shall be  evidenced  by  such certificates alone and registered holders of Common  Stock  shall also be the registered holders of the associated Rights, and  the transfer  of  any of such certificates shall also constitute  the

transfer   of  the  Rights  associated  with  the  Common   Stock

represented by such certificates.

     Section 4.  Form of Rights Certificates.

          (a)  The Rights Certificates (and the forms of election

to  purchase  and  of  assignment to be printed  on  the  reverse thereof)  shall each be substantially in the form  set  forth  in

Exhibit  B  hereto  and may have such marks of identification  or designation  and such legends, summaries or endorsements  printed thereon  as  the  Company may deem appropriate  and  as  are  not inconsistent with the provisions of this Agreement, or as may  be required  to comply with any applicable law or with any  rule  or regulation  made pursuant thereto or with any rule or  regulation of  any stock exchange on which the Rights may from time to  time be  listed, or to conform to usage.  Subject to the provisions of

Section  11  and  Section  22 hereof,  the  Rights  Certificates,

whenever distributed, shall be dated as of the Record Date and on their  face  shall entitle the holders thereof to  purchase  such number  of  one one-hundredths of a share of Preferred  Stock  as shall  be set forth therein at the price set forth therein  (such exercise  price per one one-hundredth of a share,  the  "Purchase

Price"),  but the amount and type of securities purchasable  upon the  exercise of each Right and the Purchase Price thereof  shall be subject to adjustment as provided herein.

          (b)   Any Rights Certificate issued pursuant to Section

3(a)  or  Section  22 hereof that represents Rights  beneficially owned  by:  (i) an Acquiring Person or any Associate or Affiliate

of  an Acquiring Person, (ii) a transferee of an Acquiring Person

(or  of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an  Acquiring Person (or of any such Associate or Affiliate)  who becomes  a transferee prior to or concurrently with the Acquiring

Person  becoming such and receives such Rights pursuant to either

(A)  a  transfer  (whether  or not for  consideration)  from  the

Acquiring Person to holders of equity interests in such Acquiring

Person  or to any Person with whom such Acquiring Person has  any continuing agreement, arrangement or understanding regarding  the transferred Rights or (B) a transfer which the Board of Directors of  the Company has determined is part of a plan, arrangement  or understanding which has as a primary purpose or effect  avoidance of  Section  7(e)  hereof,  and  any  Rights  Certificate  issued pursuant  to  Section  6  or  Section 11  hereof  upon  transfer,

exchange,   replacement  or  adjustment  of  any   other   Rights

Certificate referred to in this sentence, shall contain  (to  the extent feasible) the following legend:

               The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

     Section 5.  Countersignature and Registration.

          (a)   The  Rights  Certificates shall  be  executed  on

behalf of the Company by its Chairman of the Board, its President

or any Vice President, either manually or by facsimile signature,

and  shall have affixed thereto the Company's seal or a facsimile thereof  which shall be attested by the Secretary or an Assistant

Secretary  of  the  Company,  either  manually  or  by  facsimile

signature.    The   Rights   Certificates   shall   be   manually

countersigned or initialed by the Rights Agent and shall  not  be

valid  for any purpose unless so countersigned or initialed.   In

case any officer of the Company who shall have signed any of  the

Rights Certificates shall cease to be such officer of the Company before  countersignature or initialing by the  Rights  Agent  and issuance  and  delivery by the Company, such Rights Certificates,

nevertheless,  may be countersigned or initialed  by  the  Rights

Agent and issued and delivered by the Company with the same force

and   effect  as  though  the  person  who  signed  such   Rights

Certificates  had not ceased to be such officer of  the  Company;

and  any  Rights  Certificates may be signed  on  behalf  of  the

Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to  sign  such Rights Certificate, although at the  date  of  the execution of this Rights Agreement any such person was  not  such an officer.

          (b)   Following the Distribution Date, the Rights Agent

will keep or cause to be kept, at its principal office or offices designated  as  the  appropriate place for  surrender  of  Rights

Certificates  upon exercise or transfer, books  for  registration

and  transfer of the Rights Certificates issued hereunder.   Such

books  shall  show  the  names and addresses  of  the  respective

holders  of  the  Rights  Certificates,  the  number  of   Rights

evidenced on its face by each of the Rights Certificates and  the date of each of the Rights Certificates.

     Section 6.  Transfer, Split Up, Combination and Exchange  of

Rights  Certificates; Mutilated, Destroyed, Lost or Stolen Rights

Certificates.

          (a)  Subject to the provisions of Section 4(b), Section

7(e)  and  Section  14 hereof, at any time  after  the  close  of business  on the Distribution Date, and at or prior to the  close of  business  on  the Expiration Date, any Rights Certificate  or

Certificates may be transferred, split up, combined or  exchanged for  another  Rights Certificate or Certificates,  entitling  the registered holder to purchase a like number of one one-hundredths of  a share of Preferred Stock (or, following a Triggering Event,

Common Stock, other securities, cash or other assets, as the case may  be)  as  the Rights Certificate or Certificates  surrendered then  entitled  such holder (or former holder in the  case  of  a

transfer)  to  purchase.   Any  registered  holder  desiring   to

transfer, split up, combine or exchange any Rights Certificate or

Certificates shall make such request in writing delivered to  the

Rights  Agent,  and  shall surrender the  Rights  Certificate  or

Certificates  to be transferred, split up, combined or  exchanged at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be  obligated to take any action whatsoever with respect  to  the transfer  of  any such surrendered Rights Certificate  until  the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side  of  such

Rights  Certificate  and  shall  have  provided  such  additional evidence  of  the  identity of the Beneficial  Owner  (or  former

Beneficial  Owner)  or Affiliates or Associates  thereof  as  the

Company  shall  reasonably request.  Thereupon the  Rights  Agent shall,  subject  to  Section 4(b), Section 7(e)  and  Section  14 hereof, countersign or initial and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the  case may  be, as so requested.  The Company may require payment  of  a sum  sufficient to cover any tax or governmental charge that  may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

          (b)   Upon receipt by the Company and the Rights  Agent

of  evidence reasonably satisfactory to them of the loss,  theft,

destruction or mutilation of a Rights Certificate, and,  in  case of  loss,  theft or destruction, of indemnity or security  reason ably  satisfactory to them, and reimbursement to the Company  and the  Rights  Agent of all reasonable expenses incidental  thereto and  upon surrender to the Rights Agent and cancellation  of  the

Rights  Certificate if mutilated, the Company  will  execute  and deliver  a  new  Rights Certificate of like tenor to  the  Rights

Agent  for  countersignature or initialing and  delivery  to  the registered  owner  in  lieu of the Rights  Certificate  so  lost,

stolen, destroyed or mutilated.

     Section  7.   Exercise of Rights; Purchase Price; Expiration

Date of Rights.

          (a)   Subject  to  Section 7(e) hereof, the  registered

holder   of  any  Rights  Certificate  may  exercise  the  Rights

evidenced thereby (except as otherwise provided herein including,

without limitation, the restrictions on exercisability set  forth in  Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole  or  in part at any time after the Distribution  Date  upon surrender of the Rights Certificate, with the form of election to purchase  and  the certificate on the reverse side  thereof  duly executed, to the Rights Agent at the principal office or  offices of  the  Rights Agent designated for such purpose, together  with payment of the aggregate Purchase Price with respect to the total number  of  one  one-hundredths of a share (or other  securities,

cash  or  other  assets, as the case may be,  as  to  which  such surrendered  Rights  are then exercisable, at  or  prior  to  the earlier  of (i) the close of business on May 4, 2007 (the  "Final

Expiration  Date"),  or (ii) the time at  which  the  Rights  are redeemed as provided in Section 23 hereof (the earlier of (i) and

(ii) being herein referred to as the "Expiration Date").

          (b)  The Purchase Price for each one one-hundredth of a

share  of  Preferred Stock pursuant to the exercise  of  a  Right shall  initially be $15, and shall be subject to adjustment  from time  to  time  as provided in Sections 11 and 13(a)  hereof  and shall be payable in accordance with paragraph (c) below.

          (c)   Upon receipt of a Rights Certificate representing

exercisable Rights, with the form of election to purchase and the certificate  duly executed, accompanied by payment, with  respect to  each  Right so exercised, of the Purchase Price per one  one-

hundredth  of  a  share  of  Preferred Stock  (or  other  shares,

securities,  cash  or other assets, as the case  may  be)  to  be purchased  as  set  forth  below  and  an  amount  equal  to  any applicable  transfer  tax, the Rights  Agent  shall,  subject  to

Section 20(k) hereof, thereupon promptly (i) (A) requisition from any  transfer  agent of the shares of Preferred  Stock  (or  make available,  if  the Rights Agent is the transfer agent  for  such shares)  certificates for the total number of one  one-hundredths of  a  share  of Preferred Stock to be purchased and the  Company hereby  irrevocably authorizes its transfer agent to comply  with all  such  requests, or (B) if the Company shall have elected  to deposit  the  total number of shares of Preferred Stock  issuable upon  exercise  of the Rights hereunder with a depositary  agent,

requisition   from  the  depositary  agent  depositary   receipts

representing  such number of one one-hundredths  of  a  share  of

Preferred   Stock  as  are  to  be  purchased  (in   which   case

certificates  for  the shares of Preferred Stock  represented  by such  receipts shall be deposited by the transfer agent with  the depositary  agent)  and  the Company will direct  the  depositary agent  to  comply  with such request, (ii) requisition  from  the

Company  the  amount  of cash, if any, to  be  paid  in  lieu  of fractional  shares in accordance with Section  14  hereof,  (iii)

after  receipt of such certificates or depositary receipts, cause the  same  to be delivered to or upon the order of the registered holder  of  such Rights Certificate, registered in such  name  or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order  of  the registered holder of such Rights Certificate.  The payment of the

Purchase Price (as such amount may be reduced pursuant to Section

11(a)(iii)  hereof) shall be made in cash or  by  certified  bank check or bank draft payable to the order of the Company.  In  the event  that  the  Company is obligated to issue other  securities

(including  Common  Stock)  of  the  Company,  pay  cash   and/or

distribute  other property pursuant to Section 11(a) hereof,  the

Company  will make all arrangements necessary so that such  other

securities,   cash  and/or  other  property  are  available   for

distribution by the Rights Agent, if and when appropriate.

          (d)   In  case  the  registered holder  of  any  Rights

Certificate  shall  exercise less than all the  Rights  evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the  Rights  remaining unexercised shall be issued by the  Rights

Agent  and  delivered to, or upon the order  of,  the  registered holder  of  such Rights Certificate, registered in such  name  or names  as  may  be  designated by such  holder,  subject  to  the provisions of Section 14 hereof.

          (e)   Notwithstanding anything in this Agreement to the

contrary,  from  and  after the first  occurrence  of  a  Section

11(a)(ii)  Event,  any  Rights  beneficially  owned  by  (i)   an

Acquiring  Person or an Associate or Affiliate  of  an  Acquiring

Person, (ii) a transferee of an Acquiring Person (or of any  such

Associate  or  Affiliate)  who becomes  a  transferee  after  the

Acquiring  Person  becomes  such, or (iii)  a  transferee  of  an

Acquiring  Person  (or of any such Associate  or  Affiliate)  who becomes  a transferee prior to or concurrently with the Acquiring

Person  becoming such and receives such Rights pursuant to either

(A)  a  transfer  (whether  or not for  consideration)  from  the

Acquiring Person to holders of equity interests in such Acquiring

Person  or to any Person with whom the Acquiring Person  has  any continuing agreement, arrangement or understanding regarding  the transferred Rights or (B) a transfer which the Board of Directors of  the Company has determined is part of a plan, arrangement  or understanding  which  has  as a primary  purpose  or  effect  the avoidance  of  this  Section 7(e), shall  become  null  and  void without  any  further action and no holder of such  Rights  shall have  any rights whatsoever with respect to such Rights,  whether under  any provision of this Agreement or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with,  but shall  have no liability to any holder of Rights Certificates  or

other   Person  as  a  result  of  its  failure   to   make   any

determinations  with  respect  to  an  Acquiring  Person  or  its

Affiliates, Associates or transferees hereunder.

          (f)   Notwithstanding anything in this Agreement to the

contrary,  neither  the Rights Agent nor  the  Company  shall  be obligated  to  undertake any action with respect to a  registered holder  of  a  Rights  Certificate upon  the  occurrence  of  any purported  exercise as set forth in this Section  7  unless  such registered  holder  shall  have  (i)  completed  and  signed  the certificate  contained in the form of election  to  purchase  set forth  on  the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence  of the identity of the Beneficial Owner (or former Beneficial Owner)

or   Affiliates  or  Associates  thereof  as  the  Company  shall reasonably request.

     Section   8.    Cancellation  and  Destruction   of   Rights

Certificates.   All  Rights  Certificates  surrendered  for   the

purpose  of exercise, transfer, split up, combination or exchange shall,  if  surrendered to the Company or any of its  agents,  be delivered  to  the Rights Agent for cancellation or in  cancelled form,  or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except  as expressly permitted by any of the provisions  of  this

Agreement.   The  Company shall deliver to the Rights  Agent  for

cancellation,  and  the Rights Agent shall so cancel,  any  other

Rights Certificate purchased or acquired by the Company otherwise than  upon the exercise thereof.  The Rights Agent shall  deliver all  cancelled Rights Certificates to the Company, or  shall,  at the written request of the Company, destroy such cancelled Rights

Certificates,  and in such case shall deliver  a  certificate  of destruction thereof to the Company.

     Section 9.  Reservation and Availability of Capital Stock.

          (a)   The  Company covenants and agrees  that  it  will

cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of  a Triggering Event, out of its authorized and unissued shares of  Common Stock and/or other securities or out of its authorized and  unissued shares held in its treasury), the number of  shares of Preferred Stock (and, following the occurrence of a Triggering

Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be suffi cient to permit the exercise in full of all outstanding Rights.

          (b)   So  long  as the shares of Preferred Stock  (and,

following  the  occurrence of a Triggering  Event,  Common  Stock and/or  other  securities)  issuable  and  deliverable  upon  the exercise  of the Rights may be listed on any national  securities exchange,  the Company shall use its best efforts to cause,  from and  after such time as the Rights become exercisable, all shares reserved  for  such issuance to be listed on such  exchange  upon official notice of issuance upon such exercise.

          (c)   The  Company shall use its best  efforts  to  (i)

file,  as  soon as practicable following the earliest date  after the  first  occurrence of a Section 11(a)(ii) Event on which  the consideration to be delivered by the Company upon exercise of the

Rights  has been determined in accordance with Section 11(a)(iii)

hereof, a registration statement under the Securities Act of 1933

(the  "Act"),  with  respect to the securities  purchasable  upon exercise  of the Rights on an appropriate form, (ii)  cause  such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain  effective  (with a prospectus at all  times  meeting  the requirements of the Act) until the earlier of (A) the date as  of which  the  Rights are no longer exercisable for such securities,

and  (B)  the date of the expiration of the Rights.  The  Company will  also  take such action as may be appropriate under,  or  to ensure compliance with, the securities or "blue sky" laws of  the various  states  in  connection with the  exercisability  of  the

Rights.   The  Company may temporarily suspend, for a  period  of

time not to exceed 90 days after the date set forth in clause (i)

of the first sentence of this Section 9(c), the exercisability of the  Rights  in  order  to  prepare and  file  such  registration

statement  and  permit  it to become effective.   Upon  any  such

suspension, the Company shall issue a public announcement stating that  the  exercisability  of  the Rights  has  been  temporarily suspended, as well as a public announcement at such time  as  the suspension  is no longer in effect.  In addition, if the  Company

shall   determine  that  a  registration  statement  is  required

following  the  Distribution Date, the  Company  may  temporarily suspend  the exercisability of the Rights until such  time  as  a

registration    statement    has   been    declared    effective.

Notwithstanding any provision of this Agreement to the  contrary,

the  Rights shall not be exercisable in any jurisdiction  if  the requisite qualification in such jurisdiction shall not have  been obtained  or  the  exercise thereof shall not be permitted  under applicable law.

          (d)  The Company covenants and agrees that it will take

all  such action as may be necessary to ensure that all one  one-

hundredths  of  a  share of Preferred Stock (and,  following  the occurrence  of  a  Triggering Event, Common  Stock  and/or  other securities) delivered upon exercise of Rights shall, at the  time of  delivery  of  the  certificates for such shares  (subject  to payment  of  the Purchase Price), be duly and validly  authorized and issued and fully paid and nonassessable.

          (e)   The Company further covenants and agrees that  it

will  pay  when  due  and payable any and all federal  and  state transfer taxes and charges which may be payable in respect of the issuance  or  delivery  of  the Rights Certificates  and  of  any certificates  for a number of one one-hundredths of  a  share  of

Preferred Stock (or Common Stock and/or other securities, as  the case may be) upon the exercise of Rights.  The Company shall not,

however, be required to pay any transfer tax which may be payable in  respect of any transfer or delivery of Rights Certificates to a  Person other than, or the issuance or delivery of a number  of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name

other   than  that  of,  the  registered  holder  of  the  Rights

Certificates  evidencing Rights surrendered for  exercise  or  to issue  or  deliver  any certificates for a  number  of  one  one-

hundredths of a share of Preferred Stock (or Common Stock  and/or other  securities, as the case may be) in a name other than  that of  the  registered holder upon the exercise of any Rights  until such tax shall have been paid (any such tax being payable by  the holder  of  such Rights Certificate at the time of surrender)  or until it has been established to the Company's satisfaction  that no such tax is due.

     Section  10.  Preferred Stock Record Date.  Each  person  in whose name any certificate for a number of one one-hundredths  of a  share  of  Preferred  Stock  (or  Common  Stock  and/or  other securities,  as the case may be) is issued upon the  exercise  of

Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common

Stock  and/or  other securities, as the case may be)  represented thereby  on, and such certificate shall be dated, the  date  upon which  the  Rights Certificate evidencing such  Rights  was  duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date  of such  surrender  and payment is a date upon which  the  Preferred

Stock  (or Common Stock and/or other securities, as the case  may

be)  transfer books of the Company are closed, such Person  shall be  deemed  to  have  become the record  holder  of  such  shares

(fractional  or  otherwise)  on, and such  certificate  shall  be dated,  the  next succeeding Business Day on which the  Preferred

Stock  (or Common Stock and/or other securities, as the case  may

be)  transfer  books  of  the Company are  open.   Prior  to  the

exercise of the Rights evidenced thereby, the holder of a  Rights

Certificate  shall not be entitled to any rights of a stockholder of  the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote,

to  receive  dividends or other distributions or to exercise  any preemptive  rights,  and  shall not be entitled  to  receive  any notice  of  any  proceedings of the Company, except  as  provided herein.

     Section  11.  Adjustment of Purchase Price, Number and  Kind

of  Shares  or Number of Rights.  The Purchase Price, the  number and kind of shares covered by each Right and the number of Rights outstanding  are  subject to adjustment  from  time  to  time  as provided in this Section 11.

          (a)   (i)   In the event the Company shall at any  time

after  the date of this Agreement (A) declare a dividend  on  the

Preferred  Stock  payable  in  shares  of  Preferred  Stock,  (B)

subdivide  the  outstanding  Preferred  Stock,  (C)  combine  the outstanding Preferred Stock into a smaller number of  shares,  or

(D)  issue  any shares of its capital stock in a reclassification of  the  Preferred Stock (including any such reclassification  in connection with a consolidation or merger in which the Company is the  continuing  or surviving corporation), except  as  otherwise provided  in  this  Section 11(a) and Section  7(e)  hereof,  the

Purchase Price in effect at the time of the record date for  such

dividend   or   of  the  effective  date  of  such   subdivision,

combination  or  reclassification, and the  number  and  kind  of shares  of Preferred Stock or capital stock, as the case may  be,

issuable on such date, shall be proportionately adjusted so  that the  holder  of  any  Right exercised after such  time  shall  be entitled to receive, upon payment of the Purchase Price  then  in effect,  the  aggregate number and kind of  shares  of  Preferred

Stock or capital stock, as the case may be, which, if such Rights had  been exercised immediately prior to such date and at a  time when the Preferred Stock transfer books of the Company were open,

he  would  have  owned upon such exercise and  been  entitled  to receive  by virtue of such dividend, subdivision, combination  or

reclassification.   If  an event occurs which  would  require  an

adjustment under both this Section 11(a)(i) and Section 11(a)(ii)

hereof,  the  adjustment provided for in  this  Section  11(a)(i)

shall  be  in  addition  to, and shall  be  made  prior  to,  any adjustment required pursuant to Section 11(a)(ii) hereof.

               (ii) In the event:

                    (A)  any Acquiring Person or any Associate or

Affiliate of any Acquiring Person, at any time after the date  of this Agreement, directly or indirectly, (1) shall merge into  the

Company  or  otherwise combine with the Company and  the  Company shall  be the continuing or surviving corporation of such  merger or  combination and the Common Stock of the Company shall  remain outstanding  and  unchanged, (2) shall, in one transaction  or  a series of transactions, transfer any assets to the Company or  to any  of  its Subsidiaries in exchange (in whole or in  part)  for shares of Common Stock, for shares of other equity securities  of the  Company,  or for securities exercisable for  or  convertible into shares of equity securities of the Company (Common Stock  or otherwise) or otherwise obtain from the Company, with or  without consideration, any additional shares of such equity securities or securities  exercisable for or convertible into  shares  of  such equity securities (other than pursuant to a pro rata distribution to  all  holders  of Common Stock), or (3) shall sell,  purchase,

lease,  exchange, mortgage, pledge, transfer or otherwise acquire or  dispose  of, in one transaction or a series of  transactions,

to,  from or with (as the case may be) the Company or any of  its

Subsidiaries,  assets on terms and conditions less  favorable  to the  Company than the Company would be able to obtain  in  arm's-

length  negotiation with an unaffiliated third party, other  than pursuant to a transaction set forth in Section 13(a) hereof, or

                    (B)   any Person (other than the Company, any

Subsidiary  of  the  Company, any employee benefit  plan  of  the

Company  or  of any Subsidiary of the Company, or any  Person  or

entity organized, appointed or established by the Company for  or pursuant  to the terms of any such plan), alone or together  with its  Affiliates  and  Associates, shall, at any  time  after  the

Rights Dividend Declaration Date, become the Beneficial Owner  of

15%  or  more  of  the shares of Common Stock  then  outstanding,

unless  the  event causing the 15% threshold to be crossed  is  a

transaction  set  forth  in  Section  13(a)  hereof,  or  is   an

acquisition of shares of Common Stock pursuant to a tender  offer or  an  exchange offer for all outstanding shares of Common Stock at  a price and on terms determined by at least a majority of the members  of  the Board of Directors who are not officers  of  the

Company and who are not representatives, nominees, Affiliates  or

Associates  of an Acquiring Person, after receiving  advice  from one  or more investment banking firms, to be (a) at a price which is  fair  to stockholders (taking into account all factors  which such members of the Board deem relevant including, without limita tion, prices which could reasonably be achieved if the Company or its  assets  were  sold on an orderly basis designed  to  realize maximum  value)  and (b) otherwise in the best interests  of  the

Company and its stockholders, or

                    (C)    during  such  time  as  there  is   an

Acquiring   Person,  there  shall  be  any  reclassification   of

securities    (including   any   reverse   stock    split),    or

recapitalization  of the Company, or any merger or  consolidation of  the  Company  with  any  of its  Subsidiaries  or  any  other transaction  or series of transactions involving the  Company  or any of its Subsidiaries, other than a transaction or transactions to  which the provisions of Section 13(a) apply (whether  or  not with  or  into or otherwise involving an Acquiring Person)  which has  the  effect, directly or indirectly, of increasing  by  more than 1% the proportionate share of the outstanding shares of  any class  of  equity  securities  of  the  Company  or  any  of  its

Subsidiaries  which is directly or indirectly beneficially  owned by  any  Acquiring  Person or any Associate or Affiliate  of  any

Acquiring Person,

then  promptly  following  five  days  after  the  date  of   the

occurrence  of an event described in Section 11(a)(ii)(B)  hereof and  promptly following the occurrence of any event described  in

Section  11(a)(ii)(A) or (C) hereof, proper  provision  shall  be made so that each holder of a Right (except as provided below and in  Section  7(e)  hereof) shall thereafter  have  the  right  to receive, upon exercise thereof at the then current Purchase Price in  accordance with the terms of this Agreement,  in  lieu  of  a number of one one-hundredths of a share of Preferred Stock,  such number  of  shares of Common Stock of the Company as shall  equal the  result obtained by (x) multiplying the then current Purchase

Price  by  the then number of one one-hundredths of  a  share  of

Preferred  Stock  for  which a Right was exercisable  immediately prior  to the first occurrence of a Section 11(a)(ii) Event,  and

(y)  dividing  that product (which, following  such  first  occur rence,  shall  thereafter be referred to as the "Purchase  Price"

for each Right and for all purposes of this Agreement) by 50%  of the  current  market price (determined pursuant to Section  11(d)

hereof)  per  share  of Common Stock on the date  of  such  first occurrence (such number of shares, the "Adjustment Shares").

               (iii)      In the event that the number of  shares

of Common Stock which are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for

purposes  other  than  upon  exercise  of  the  Rights  are   not

sufficient  to  permit  the exercise in full  of  the  Rights  in accordance  with the foregoing subparagraph (ii) of this  Section

11(a),  the Company shall:  (A) determine the excess of  (1)  the value  of the Adjustment Shares issuable upon the exercise  of  a

Right  (the  "Current Value") over (2) the Purchase  Price  (such excess,  the "Spread"), and (B) with respect to each Right,  make adequate provision to substitute for the Adjustment Shares,  upon payment  of  the  applicable Purchase  Price,  (1)  cash,  (2)  a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares,

or  units  of  shares,  of preferred stock  which  the  Board  of

Directors  of  the Company has deemed to have the same  value  as shares  of Common Stock (such shares of preferred stock,  "common stock  equivalents")), (4) debt securities of  the  Company,  (5)

other assets, or (6) any combination of the foregoing, having  an aggregate  value equal to the Current Value, where such aggregate value  has  been  determined by the Board  of  Directors  of  the

Company   based  upon  the  advice  or  a  nationally  recognized

investment banking firm selected by the Board of Directors of the

Company;  provided, however, if the Company shall not  have  made adequate provision to deliver value pursuant to clause (B)  above within 30 days following the later of (x) the first occurrence of a  Section  11(a)  (ii)  Event and (y)  the  date  on  which  the

Company's  right of redemption pursuant to Section 23(a)  expires

(the  later  of  (x)  and (y) being referred  to  herein  as  the

"Section  11(a)(ii)  Trigger Date"), then the  Company  shall  be obligated to deliver, upon the surrender for exercise of a  Right and  without requiring payment of the Purchase Price,  shares  of

Common  Stock  (to the extent available) and then, if  necessary,

cash,  which shares and/or cash have an aggregate value equal  to

the  Spread.   If  the Board of Directors of  the  Company  shall

determine  in  good  faith  that it  is  likely  that  sufficient additional  shares  of  Common  Stock  could  be  authorized  for issuance  upon exercise in full of the Rights, the 30-day  period set  forth above may be extended to the extent necessary, but not more  than 90 days after the Section 11(a)(ii) Trigger  Date,  in order  that  the  Company may seek stockholder approval  for  the authorization of such additional shares (such period, as  it  may be  extended, the "Substitution Period").  To the extent that the

Company determines that some action need be taken pursuant to the first  and/or  second sentences of this Section  11(a)(iii),  the

Company  (x) shall provide, subject to Section 7(e) hereof,  that such action shall apply uniformly to all outstanding Rights,  and

(y)  may  suspend  the  exercisability of the  Rights  until  the expiration  of  the  Substitution Period in  order  to  seek  any

authorization   of  additional  shares  and/or  to   decide   the

appropriate  form  of distribution to be made  pursuant  to  such first  sentence and to determine the value thereof.  In the event of  any  such  suspension,  the  Company  shall  issue  a  public announcement  stating that the exercisability of the  Rights  has been  temporarily suspended, as well as a public announcement  at such time as the suspension is no longer in effect.  For purposes of  this Section 11(a)(iii), the value of the Common Stock  shall be  the  current market price (as determined pursuant to  Section

11(d)  hereof)  per  share of the Common  Stock  on  the  Section

11(a)(ii)  Trigger  Date  and  the value  of  any  "common  stock equivalent" shall be deemed to have the same value as the  Common

Stock on such date.

          (b)   In  case the Company shall fix a record date  for

the  issuance  of rights, options or warrants to all  holders  of

Preferred Stock entitling them to subscribe for or purchase  (for a period expiring within 45 calendar days after such record date)

Preferred Stock (or shares having the same rights, privileges and

preferences   as  the  shares  of  Preferred  Stock  ("equivalent

preferred stock")) or securities convertible into Preferred Stock or  equivalent preferred stock at a price per share of  Preferred

Stock  or  per share of equivalent preferred stock (or  having  a conversion  price  per  share,  if a  security  convertible  into

Preferred  Stock  or equivalent preferred stock)  less  than  the current  market  price (as determined pursuant to  Section  11(d)

hereof)  per  share of Preferred Stock on such record  date,  the

Purchase  Price to be in effect after such record date  shall  be determined  by  multiplying the Purchase Price in  effect  immedi ately  prior to such record date by a fraction, the numerator  of

which   shall  be  the  number  of  shares  of  Preferred   Stock

outstanding  on such record date, plus the number  of  shares  of

Preferred  Stock which the aggregate offering price of the  total number  of  shares of Preferred Stock and/or equivalent preferred stock  so  to be offered (and/or the aggregate initial conversion price  of  the  convertible securities so to  be  offered)  would purchase  at  such current market price, and the  denominator  of

which   shall  be  the  number  of  shares  of  Preferred   Stock

outstanding  on such record date, plus the number  of  additional shares of Preferred Stock and/or equivalent preferred stock to be

offered   for  subscription  or  purchase  (or  into  which   the

convertible   securities   so  to  be   offered   are   initially

convertible).   In case such subscription price may  be  paid  by

delivery of consideration part or all of which may be in  a  form other  than  cash, the value of such consideration  shall  be  as determined  in  good  faith  by the Board  of  Directors  of  the

Company,  whose determination shall be described in  a  statement filed  with  the Rights Agent and shall be binding on the  Rights

Agent  and the holders of the Rights.  Shares of Preferred  Stock owned  by  or  held for the account of the Company shall  not  be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is  fixed, and in the event that such rights or warrants are  not so  issued,  the  Purchase Price shall  be  adjusted  to  be  the

Purchase  Price that would then be in effect if such record  date had not been fixed.

          (c)  In case the Company shall fix a record date for  a

distribution  to  all holders of Preferred Stock  (including  any such  distribution  made in connection with  a  consolidation  or merger  in  which  the Company is the continuing corporation)  of evidences  of indebtedness, cash (other than a regular  quarterly cash  dividend  out of the earnings or retained earnings  of  the

Company),  assets  (other than a dividend  payable  in  Preferred

Stock,  but  including any dividend payable in stock  other  than

Preferred  Stock)  or subscription rights or warrants  (excluding those referred to in Section 11(b) hereof), the Purchase Price to be  in  effect  after  such record date shall  be  determined  by multiplying  the  Purchase Price in effect immediately  prior  to such  record date by a fraction, the numerator of which shall  be the current market price (as determined pursuant to Section 11(d)

hereof)  per share of Preferred Stock on such record  date,  less the  fair market value (as determined in good faith by the  Board of  Directors  of  the  Company,  whose  determination  shall  be described  in  a statement filed with the Rights  Agent)  of  the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to  a share of Preferred Stock and the denominator of which shall be  such  current market price (as determined pursuant to Section

11(d)  hereof)  per share of Preferred Stock.   Such  adjustments

shall  be made successively whenever such a record date is fixed,

and  in  the  event that such distribution is not  so  made,  the

Purchase  Price shall be adjusted to be the Purchase Price  which would have been in effect if such record date had not been fixed.

          (d)  (i)  For the purpose of any computation hereunder,

other  than  computations  made pursuant  to  Section  11(a)(iii)

hereof,  the "current market price" per share of Common Stock  on any  date shall be deemed to be the average of the daily  closing prices  per  share  of such Common Stock for the  30  consecutive

Trading  Days  (as such term is hereinafter defined)  immediately prior  to  such  date,  and  for purposes  of  computations  made pursuant to Section 11(a)(iii) hereof, the "current market price"

per  share of Common Stock on any date shall be deemed to be  the average  of  the  daily closing prices per share of  such  Common

Stock  for the ten consecutive Trading Days immediately following such  date; provided, however that in the event that the  current market price per share of the Common Stock is determined during a period  following the announcement by the issuer of  such  Common

Stock  of  (A)  a dividend or distribution on such  Common  Stock payable  in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or  (B)

any  subdivision, combination or reclassification of such  Common

Stock,  and  prior to the expiration of the requisite 30  Trading

Day  or ten Trading Day period, as set forth above, after the ex-

dividend  date for such dividend or distribution, or  the  record date for such subdivision, combination or reclassification, then,

and  in  each  such  case, the "current market  price"  shall  be

properly adjusted to take into account ex-dividend trading.   The

closing  price for each day shall be the last sale price, regular way,  or,  in  case  no such sale takes place on  such  day,  the average  of  the  closing bid and asked prices, regular  way,  in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading  on  the  New York Stock Exchange or, if  the  shares  of

Common  Stock are not listed or admitted to trading  on  the  New

York  Stock  Exchange, as reported in the principal  consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of

Common  Stock are listed or admitted to trading or, if the shares of  Common  Stock are not listed or admitted to  trading  on  any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices  in  the over-the-counter market, as reported by the National  Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq")

or  such  other system then in use, or, if on any such  date  the shares  of  Common Stock are not quoted by any such organization,

the average of the closing bid and asked prices as furnished by a professional  market maker making a market in  the  Common  Stock

selected  by the Board of Directors of the Company.   If  on  any

such date no market maker is making a market in the Common Stock,

the  fair value of such shares on such date as determined in good faith  by  the Board of Directors of the Company shall  be  used.

The  term  "Trading Day" shall mean a day on which the  principal national securities exchange on which the shares of Common  Stock are listed or admitted to trading is open for the transaction  of business  or,  if the shares of Common Stock are  not  listed  or admitted  to  trading  on  any national  securities  exchange,  a

Business Day.  If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board  of

Directors  of the Company, whose determination shall be described in  a  statement  filed  with  the  Rights  Agent  and  shall  be conclusive for all purposes.

               (ii) For the purpose of any computation hereunder,

the "current market price" per share of Preferred Stock shall  be determined  in the same manner as set forth above for the  Common

Stock  in  clause (i) of this Section 11(d) (other than the  last

sentence  thereof).   If the current market price  per  share  of

Preferred Stock cannot be determined in the manner provided above or  if  the  Preferred Stock is not publicly held  or  listed  or traded in a manner described in clause (i) of this Section 11(d),

the "current market price" per share of Preferred Stock shall  be conclusively deemed to be an amount equal to 100 (as such  number may  be  appropriately adjusted for such events as stock  splits,

stock  dividends and recapitalizations with respect to the Common

Stock  occurring after the date of this Agreement) multiplied  by

the  current  market  price per share of the  Common  Stock.   If

neither the Common Stock nor the Preferred Stock is publicly held or  so listed or traded, "current market price" per share of  the

Preferred Stock shall mean the fair value per share as determined in  good  faith  by the Board of Directors of the Company,  whose determination  shall be described in a statement filed  with  the

Rights  Agent and shall be conclusive for all purposes.  For  all purposes of this Agreement, the "current market price" of one one-

hundredth  of  a share of Preferred Stock shall be equal  to  the

"current market price" of one share of Preferred Stock divided by

100.

          (e)   Anything  herein to the contrary notwithstanding,

no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at  least  1%

in  the  Purchase Price; provided, however, that any  adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to  the nearest cent or to the nearest ten-thousandth of a  share of  Common  Stock or other share or one-millionth of a  share  of

Common  Stock  or  other share or one-millionth  of  a  share  of

Preferred  Stock, as the case may be.  Notwithstanding the  first sentence of this Section 11(e), any adjustment required  by  this

Section  11 shall be made no later than the earlier of (i)  three years  from  the  date  of the transaction  which  mandates  such adjustment, or (ii) the Expiration Date.

          (f)   If as a result of an adjustment made pursuant  to

Section  11(a)(ii)  or Section 13(a) hereof, the  holder  of  any

Right  thereafter exercised shall become entitled to receive  any shares  of  capital stock other than Preferred Stock,  thereafter the  number  of such other shares so receivable upon exercise  of any  Right  and  the Purchase Price thereof shall be  subject  to adjustment from time to time in a manner and on terms  as  nearly equivalent as practicable to the provisions with respect  to  the

Preferred Stock contained in Sections 11(a), (b), (c), (e),  (g),

(h), (i), (j), (k) and (m), and the provisions of Sections 7,  9,

10,  13  and 14 hereof with respect to the Preferred Stock  shall apply on like terms to any such other shares.

          (g)   All  Rights  originally  issued  by  the  Company

subsequent to any adjustment made to the Purchase Price hereunder shall  evidence  the right to purchase, at the adjusted  Purchase

Price,  the number of one one-hundredths of a share of  Preferred

Stock  purchasable from time to time hereunder upon  exercise  of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless  the  Company  shall  have  exercised  its

election  as  provided in Section 11(i), upon each adjustment  of the  Purchase  Price  as  a result of the  calculations  made  in

Sections 11(b) and (c), each Right outstanding immediately  prior to  the  making of such adjustment shall thereafter evidence  the right to purchase, at the adjusted Purchase Price, that number of one  one-hundredths of a share of Preferred Stock (calculated  to the  nearest one-millionth) obtained by (i) multiplying  (x)  the number  of  one  one-hundredths of a share  covered  by  a  Right immediately  prior to this adjustment, by (y) the Purchase  Price in  effect  immediately prior to such adjustment of the  Purchase

Price,  and (ii) dividing the product so obtained by the Purchase

Price in effect immediately after such adjustment of the Purchase

Price.

          (i)   The Company may elect on or after the date of any

adjustment of the Purchase Price to adjust the number of  Rights,

in  lieu of any adjustment in the number of one one-hundredths of a  share  of Preferred Stock purchasable upon the exercise  of  a

Right.   Each  of the Rights outstanding after the adjustment  in

the  number of Rights shall be exercisable for the number of  one one-hundredths of a share of Preferred Stock for  which  a  Right was exercisable immediately prior to such adjustment.  Each Right held  of record prior to such adjustment of the number of  Rights shall become that number of Rights (calculated to the nearest one-

ten-thousandth) obtained by dividing the Purchase Price in effect immediately  prior  to adjustment of the Purchase  Price  by  the

Purchase  Price  in  effect immediately after adjustment  of  the

Purchase Price.  The Company shall make a public announcement  of its  election  to  adjust  the number of Rights,  indicating  the record  date for the adjustment, and, if known at the  time,  the amount of the adjustment to be made.  This record date may be the date  on  which  the  Purchase  Price  is  adjusted  or  any  day thereafter,  but,  if the Rights Certificates have  been  issued,

shall  be  at  least ten days later than the date of  the  public announcement.  If Rights Certificates have been issued, upon each adjustment  of  the  number of Rights pursuant  to  this  Section

11(i), the Company shall, as promptly as practicable, cause to be

distributed   to   holders  of  record  of  Rights   Certificates

evidencing,  subject to Section 14 hereof, the additional  Rights to  which  such  holders shall be entitled as a  result  of  such adjustment, or, at the option of the Company, shall cause  to  be distributed  to  such  holders  of  record  in  substitution  and replacement  for  the Rights Certificates held  by  such  holders prior  to the date of adjustment, and upon surrender thereof,  if required  by the Company, new Rights Certificates evidencing  all the  Rights  to which such holders shall be entitled  after  such

adjustment.   Rights Certificates so to be distributed  shall  be

issued,  executed and countersigned or initialed  in  the  manner provided  for herein (and may bear, at the option of the Company,

the adjusted Purchase Price) and shall be registered in the names of  the  holders of record of Rights Certificates on  the  record date specified in the public announcement.

          (j)   Irrespective of any adjustment or change  in  the

Purchase Price or the number of one one-hundredths of a share  of

Preferred  Stock  issuable upon the exercise of the  Rights,  the

Rights Certificate theretofore and thereafter issued may continue to  express the Purchase Price per one one-hundredth of  a  share which  were  expressed in the initial Rights  Certificate  issued hereunder.

          (k)   Before  taking  any action that  would  cause  an

adjustment  reducing  the Purchase Price below  the  then  stated

value, if any, of the number of one one-hundredths of a share  of

Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of  its counsel,  be necessary in order that the Company may validly  and legally issue fully paid and nonassessable such number of one one-

hundredths  of  a  share  of Preferred  Stock  at  such  adjusted

Purchase Price.

          (l)  In any case in which this Section 11 shall require

that an adjustment in the Purchase Price be made effective as  of a  record  date for a specified event, the Company may  elect  to defer  until  the  occurrence of such event the issuance  to  the holder  of any Right exercised after such record date the  number of  one  one-hundredths of a share of Preferred Stock  and  other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths  of a  share of Preferred Stock and other capital stock or securities of  the Company, if any, issuable upon such exercise on the basis of  the  Purchase  Price  in  effect prior  to  such  adjustment;

provided, however, that the Company shall deliver to such  holder a  due  bill  or  other  appropriate instrument  evidencing  such holder's  right to receive such additional shares (fractional  or otherwise)  or  securities  upon  the  occurrence  of  the  event requiring such adjustment.

          (m)   Anything  in  this Section  11  to  the  contrary

notwithstanding,  the  Company shall be  entitled  to  make  such

reductions   in  the  Purchase  Price,  in  addition   to   those

adjustments expressly required by this Section 11, as and to  the extent  that in their good faith judgment the Board of  Directors of  the Company shall determine to be advisable in order that any

(i)  consolidation  or subdivision of the Preferred  Stock,  (ii)

issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash  of shares of Preferred Stock or securities which by their terms  are convertible  into or exchangeable for shares of Preferred  Stock,

(iv)  stock  dividends  or (v) issuance  of  rights,  options  or warrants  referred to in this Section 11, hereafter made  by  the

Company to holders of its Preferred Stock shall not be taxable to such stockholders.

          (n)   The  Company covenants and agrees that  it  shall

not,  at  any  time after the Distribution Date, (i)  consolidate with any other Person (other than a Subsidiary of the Company  in a  transaction  which complies with Section 11(o)  hereof),  (ii)

merge  with or into any other Person (other than a Subsidiary  of the  Company  in a transaction which complies with Section  11(o)

hereof),  or (iii) sell or transfer (or permit any Subsidiary  to sell  or  transfer), in one transaction, or a series  of  related transactions, assets or earning power aggregating more  than  50%

of   the  assets  or  earning  power  of  the  Company  and   its

Subsidiaries  (taken as a whole) to any other Person  or  Persons

(other than the Company and/or any of its Subsidiaries in one  or more  transactions  each  of which complies  with  Section  11(o)

hereof),  if  (x)  at  the  time of  or  immediately  after  such consolidation, merger or sale there are any rights,  warrants  or other  instruments  or securities outstanding  or  agreements  in effect  which would substantially diminish or otherwise eliminate the  benefits intended to be afforded by the Rights or (y)  prior to,  simultaneously with or immediately after such consolidation,

merger  or  sale, the shareholders of the Person who constitutes,

or  would  constitute,  the "Principal  Party"  for  purposes  of

Section 13(a) hereof shall have received a distribution of Rights previously  owned  by such Person or any of  its  Affiliates  and

Associates.

          (o)   The Company covenants and agrees that, after  the

Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action  if  at  the  time such action is taken it  is  reasonably foreseeable  that  such  action will  diminish  substantially  or otherwise eliminate the benefits intended to be afforded  by  the

Rights.

          (p)    Anything  in  this  Agreement  to  the  contrary

notwithstanding, in the event that the Company shall at any  time after  the  Rights  Dividend Declaration Date and  prior  to  the

Distribution  Date  (i)  declare a dividend  on  the  outstanding shares  of  Common Stock payable in shares of Common Stock,  (ii)

subdivide  the  outstanding  shares of  Common  Stock,  or  (iii)

combine  the  outstanding shares of Common Stock into  a  smaller number of shares, the number of Rights associated with each share

of   Common  Stock  then  outstanding,  or  issued  or  delivered

thereafter  but  prior  to  the  Distribution  Date,   shall   be

proportionately adjusted so that the number of Rights  thereafter associated  with  each share of Common Stock following  any  such event  shall equal the result obtained by multiplying the  number of  Rights associated with each share of Common Stock immediately prior  to  such event by a fraction the numerator which shall  be

the   total   number  of  shares  of  Common  Stock   outstanding

immediately  prior  to  the  occurrence  of  the  event  and  the denominator  of  which shall be the total  number  of  shares  of

Common Stock outstanding immediately following the occurrence  of such event.

     Section  12.   Certificate  of Adjusted  Purchase  Price  or

Number of Shares.  Whenever an adjustment is made as provided  in

Section  11 and Section 13 hereof, the Company shall (a) promptly prepare  a certificate setting forth such adjustment and a  brief statement  of  the  facts  accounting for  such  adjustment,  (b)

promptly file with the Rights Agent, and with each transfer agent for  the  Preferred Stock and the Common Stock, a  copy  of  such certificate, and (c) mail a brief summary thereof to each  holder of  a  Rights Certificate (or, if prior to the Distribution Date,

to  each  holder of a certificate representing shares  of  Common

Stock)  in  accordance with Section 25 hereof.  The Rights  Agent shall  be fully protected in relying on any such certificate  and on any adjustment therein contained.

     Section  13.   Consolidation, Merger or Sale or Transfer  of

Assets or Earning Power.

          (a)  In the event that, following the Stock Acquisition

Date,  directly or indirectly, (x) the Company shall  consolidate with,  or  merge with and into, any other Person  (other  than  a

Subsidiary  of  the Company in a transaction which complies  with

Section  11(o)  hereof),  and  the  Company  shall  not  be   the

continuing  or  surviving corporation of  such  consolidation  or merger, (y) any Person (other than a Subsidiary of the Company in a  transaction  which complies with Section 11(o)  hereof)  shall consolidate  with, or merge with or into, the  Company,  and  the

Company shall be the continuing or surviving corporation of  such

consolidation   or   merger   and,  in   connection   with   such

consolidation or merger, all or part of the outstanding shares of

Common  Stock  shall be changed into or exchanged  for  stock  or other  securities  of  any other Person  or  cash  or  any  other property, or (z) the Company shall sell or otherwise transfer (or

one   or  more  of  its  Subsidiaries  shall  sell  or  otherwise

transfer),  in  one  transaction  or  in  a  series  of   related

transactions, assets or earning power aggregating more  than  50%

of   the  assets  or  earning  power  of  the  Company  and   its

Subsidiaries  (taken as a whole) to any Person or Persons  (other than  the Company or any Subsidiary of the Company in one or more transactions  each of which complies with Section 11(o)  hereof),

then,  and  in  each such case (except as may be contemplated  by

Section  13(d) hereof), proper provision shall be made  so  that:

(i)  each  holder of a Right, except as provided in Section  7(e)

hereof,  shall  thereafter have the right to  receive,  upon  the exercise thereof at the then current Purchase Price in accordance with  the  terms  of  this  Agreement,  such  number  of  validly authorized  and  issued,  fully paid,  nonassessable  and  freely tradeable shares of Common Stock of the Principal Party (as  such

term   is  hereinafter  defined),  not  subject  to  any   liens,

encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current  Purchase Price by the number of one one-hundredth  of  a share  of  Preferred  Stock  for which  a  Right  is  exercisable immediately prior to the first occurrence of a Section  13  Event

(or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of  such one  one-hundredths of a share for which a Right was  exercisable immediately prior to the first occurrence of a Section  11(a)(ii)

Event  by the Purchase Price in effect immediately prior to  such first  occurrence), and dividing that product  (which,  following the first occurrence of a Section 13 Event, shall be referred  to as  the  "Purchase Price" for each Right and for all purposes  of

this   Agreement)  by  (2)  50%  of  the  current  market   price

(determined pursuant to Section 11(d)(i) hereof) per share of the

Common  Stock of such Principal Party on the date of consummation of  such  Section  13  Event;  (ii) such  Principal  Party  shall thereafter  be  liable for, and shall assume, by virtue  of  such

Section  13 Event, all the obligations and duties of the  Company pursuant  to  this  Agreement; (iii)  the  term  "Company"  shall thereafter be deemed to refer to such Principal Party,  it  being specifically  intended that the provisions of Section  11  hereof shall  apply  only  to such Principal Party following  the  first occurrence of a Section 13 Event; (iv) such Principal Party shall take  such  steps (including, but not limited to, the reservation of  a  sufficient  number  of shares  of  its  Common  Stock)  in connection with the consummation of any such transaction  as  may

be   necessary  to  assure  that  the  provisions  hereof   shall

thereafter  be  applicable, as nearly as reasonably  may  be,  in relation  to  its  shares of Common Stock thereafter  deliverable upon  the  exercise  of  the Rights; and (v)  the  provisions  of

Section  11(a)(ii)  hereof shall be of no  effect  following  the first occurrence of any Section 13 Event.

          (b)  "Principal Party" shall mean

               (i)   in the case of any transaction described  in

clause  (x)  or (y) of the first sentence of Section  13(a),  the

Person that is the issuer of any securities into which shares  of

Common  Stock  of  the Company are converted in  such  merger  or consolidation,  and  if no securities are so issued,  the  Person that is the other party to such merger or consolidation; and

               (ii)  in the case of any transaction described  in

clause  (z)  of the first sentence of Section 13(a),  the  Person that is the party receiving the greatest portion of the assets or

earning  power  transferred  pursuant  to  such  transaction   or

transactions; provided, however, that in any such  case,  (1)  if the  Common Stock of such Person is not at such time and has  not been  continuously over the preceding 12 month period  registered under Section 12 of the Exchange Act, and such Person is a direct or  indirect  Subsidiary of another Person the  Common  Stock  of which  is  and  has been so registered, "Principal  Party"  shall refer  to  such other Person; and (2) in case such  Person  is  a

Subsidiary, directly or indirectly, of more than one Person,  the

Common  Stocks  of  two or more of which are  and  have  been  so registered,  "Principal Party" shall refer to whichever  of  such

Persons  is  the issuer of the Common Stock having  the  greatest aggregate market value.

          (c)    The  Company  shall  not  consummate  any   such

consolidation,  merger,  sale or transfer  unless  the  Principal

Party shall have a sufficient number of authorized shares of  its

Common  Stock which have not been issued or reserved for issuance to  permit the exercise in full of the Rights in accordance  with this  Section  13 and unless prior thereto the Company  and  such

Principal  Party shall have executed and delivered to the  Rights

Agent  a supplemental agreement providing for the terms set forth in  paragraphs  (a)  and  (b)  of this  Section  13  and  further providing  that,  as soon as practicable after the  date  of  any consolidation,  merger or sale of assets mentioned  in  paragraph

(a) of this Section 13, the Principal Party will

               (i)   prepare  and  file a registration  statement

under  the  Act,  with respect to the Rights and  the  securities purchasable  upon exercise of the Rights on an appropriate  form,

and  will  use  its  best  efforts  to  cause  such  registration statement  to  (A) become effective as soon as practicable  after such  filing and (B) remain effective (with a prospectus  at  all times  meeting the requirements of the Act) until the  Expiration

Date; and

               (ii)   will  deliver  to  holders  of  the  Rights

historical financial statements for the Principal Party and  each

of   its  Affiliates  which  comply  in  all  respects  with  the requirements for registration on Form 10 under the Exchange Act.

The  provisions  of  this  Section 13 shall  similarly  apply  to successive mergers or consolidations or sales or other transfers.

In  the  event that a Section 13 Event shall occur  at  any  time after  the  occurrence of a Section 11(a)(ii) Event,  the  Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

          (d)   Notwithstanding anything in this Agreement to the

contrary,  Section 13 shall not be applicable  to  a  transaction described  in  subparagraphs (x) and  (y)  of  Section  13(a)  if

(i)  such transaction is consummated with a Person or Persons who acquired  shares of Common Stock pursuant to a cash tender  offer for  all  outstanding shares of Common Stock which complies  with the  provisions of Section 11(a)(ii)(B) hereof (or a wholly owned subsidiary  of  any such Person or Persons), (ii) the  price  per share  of  Common Stock offered in such transaction is  not  less than  the price per share of Common Stock paid to all holders  of shares  of  Common Stock whose shares were purchased pursuant  to such  cash tender offer and (iii) the form of consideration being offered  to  the  remaining holders of  shares  of  Common  Stock pursuant  to  such  transaction  is  the  same  as  the  form  of

consideration  paid  pursuant to such cash  tender  offer.   Upon

consummation of any such transaction contemplated by this Section

13(d), all Rights hereunder shall expire.

     Section 14.  Fractional Rights and Fractional Shares.

          (a)   The  Company  shall  not  be  required  to  issue

fractions  of  Rights, except prior to the Distribution  Date  as provided  in  Section  11(p)  hereof,  or  to  distribute  Rights

Certificates which evidence fractional Rights.  In lieu  of  such fractional Rights, there shall be paid to the registered  holders of  the  Rights Certificates with regard to which such fractional

Rights  Certificates would otherwise be issuable,  an  amount  in cash equal to the same fraction of the current market value of  a

whole  Right.   For purposes of this Section 14(a),  the  current

market  value of a whole Right shall be the closing price of  the

Rights for the Trading Day immediately prior to the date on which

such  fractional Rights would have been otherwise issuable.   The

closing  price of the Rights for any day shall be the  last  sale price, regular way, or, in case no such sale takes place on  such day,  the  average of the closing bid and asked  prices,  regular way,  in  either  case as reported in the principal  consolidated transaction reporting system with respect to securities listed or admitted  to trading on the New York Stock Exchange  or,  if  the

Rights  are  not listed or admitted to trading on  the  New  York

Stock   Exchange,  as  reported  in  the  principal  consolidated

transaction reporting system with respect to securities listed on the  principal national securities exchange on which  the  Rights are  listed  or  admitted to trading, or if the  Rights  are  not

listed   or  admitted  to  trading  on  any  national  securities

exchange, the last quoted price or, if not so quoted, the average of  the  high  bid  and low asked prices in the  over-the-counter market,  as reported by Nasdaq or such other system then  in  use or,  if  on any such date the Rights are not quoted by  any  such organization, the average of the closing bid and asked prices  as furnished by a professional market maker making a market  in  the

Rights selected by the Board of Directors of the Company.  If  on any  such  date  no such market maker is making a market  in  the

Rights,  the fair value of the Rights on such date as  determined in  good faith by the Board of Directors of the Company shall  be used.

          (b)   The  Company  shall  not  be  required  to  issue

fractions  of  shares  of Preferred Stock (other  than  fractions which  are integral multiples of one one-hundredth of a share  of

Preferred  Stock)  upon exercise of the Rights or  to  distribute certificates which evidence fractional shares of Preferred  Stock

(other  than fractions which are integral multiples of  one  one-

hundredth  of a share of Preferred stock).  In lieu of fractional shares of Preferred Stock that are not integral multiples of  one one-hundredth of a share of Preferred Stock, the Company may  pay to the registered holders of Rights Certificates at the time such

Rights  are exercised as herein provided an amount in cash  equal to  the  same  fraction of the current market value of  one  one-

hundredth  of a share of Preferred Stock.  For purposes  of  this

Section 14(b), the current market value of one one-hundredth of a share  of  Preferred  Stock  shall be one  one-hundredth  of  the closing  price  of  a  share of Preferred  Stock  (as  determined pursuant  to  Section  11(d)(ii)  hereof)  for  the  Trading  Day immediately prior to the date of such exercise.

          (c)   Following  the occurrence of a Triggering  Event,

the Company shall not be required to issue fractions of shares of

Common  Stock  upon  exercise  of the  Rights  or  to  distribute certificates  which evidence fractional shares of  Common  Stock.

In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such

Rights  are exercised as herein provided an amount in cash  equal to  the same fraction of the current market value of one share of

Common  Stock.  For purposes of this Section 14(c),  the  current market  value of one share of Common Stock shall be  the  closing price  of  one share of Common Stock (as determined  pursuant  to

Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (d)   The  holder of a Right by the acceptance  of  the

Rights  expressly  waives  his right to  receive  any  fractional

Rights  or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

     Section  15.   Rights of Action.  All rights  of  action  in

respect of this Agreement are vested in the respective registered

holders   of   the  Rights  Certificates  (and,  prior   to   the

Distribution  Date, the registered holders of the Common  Stock);

and any registered holder of any Rights Certificate (or, prior to the  Distribution Date, of the Common Stock), without the consent of  the  Rights  Agent  or  of the holder  of  any  other  Rights

Certificate  (or, prior to the Distribution Date, of  the  Common

Stock),  may, in his own behalf and for his own benefit, enforce,

and  may  institute and maintain any suit, action  or  proceeding against  the Company to enforce, or otherwise act in respect  of,

his  right  to  exercise  the Rights  evidenced  by  such  Rights

Certificate in the manner provided in such Rights Certificate and

in  this  Agreement.   Without  limiting  the  foregoing  or  any

remedies  available to the holders of Rights, it is  specifically acknowledged  that  the  holders of  Rights  would  not  have  an adequate remedy at law for any breach of this Agreement and shall be  entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations  of

the   obligations  hereunder  of  any  Person  subject  to   this

Agreement.

     Section 16.  Agreement of Rights Holders.  Every holder of a

Right  by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)  prior to the Distribution Date, the Rights will be

transferable  only  in  connection with the  transfer  of  Common

Stock;

          (b)    after   the   Distribution  Date,   the   Rights

Certificates are transferable only in the registry books  of  the

Rights Agent if surrendered at the principal office or offices of the  Rights Agent designated for such purposes, duly endorsed  or accompanied  by  a  proper instrument of transfer  and  with  the appropriate forms and certificates fully executed;

          (c)   subject to Section 6(a) and Section 7(f)  hereof,

the Company and the Rights Agent may deem and treat the person in whose  name  a  Rights Certificate (or, prior to the Distribution

Date,  the associated Common Stock certificate) is registered  as the  absolute  owner thereof and of the Rights evidenced  thereby

(notwithstanding  any notations of ownership or  writing  on  the

Rights  Certificates or the associated Common  Stock  certificate made  by  anyone other than the Company or the Rights Agent)  for all  purposes whatsoever, and neither the Company nor the  Rights

Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

          (d)   notwithstanding anything in this Agreement to the

contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its  inability  to  perform  any of its  obligations  under  this

Agreement by reason of any preliminary or permanent injunction or other  order,  decree or ruling issued by a  court  of  competent jurisdiction  or by a governmental, regulatory or  administrative agency  or  commission,  or  any  statute,  rule,  regulation  or executive  order  promulgated  or  enacted  by  any  governmental authority,  prohibiting or otherwise restraining  performance  of such obligation; provided, however, the Company must use its best efforts  to  have  any  such order, decree or  ruling  lifted  or otherwise overturned as soon as possible.

     Section   17.   Rights  Certificate  Holder  Not  Deemed   a

Stockholder.  No holder, as such, of any Rights Certificate shall be  entitled  to  vote, receive dividends or be  deemed  for  any purpose the holder of the number of one one-hundredths of a share of  Preferred Stock or any other securities of the Company  which may  at  any  time  be  issuable on the exercise  of  the  Rights represented  thereby, nor shall anything contained herein  or  in any Rights Certificate be construed to confer upon the holder  of any  Rights  Certificate,  as  such,  any  of  the  rights  of  a stockholder of the Company or any right to vote for the  election of  directors or upon any matter submitted to stockholders at any meeting  thereof, or to give or withhold consent to any corporate action,  or  to  receive  notice of  meetings  or  other  actions affecting stockholders (except as provided in Section 24 hereof),

or  to  receive  dividends or subscription rights, or  otherwise,

until  the  Right or Rights evidenced by such Rights  Certificate shall  have  been  exercised in accordance  with  the  provisions hereof.

     Section 18.  Concerning the Rights Agent.

          (a)   The  Company  agrees to pay to the  Rights  Agent

reasonable compensation for all services rendered by it hereunder and,  from  time  to  time, on demand of the  Rights  Agent,  its

expenses   and   counsel   fees  and  disbursements   and   other

disbursements  incurred in the administration  and  execution  of this  Agreement and the exercise and performance  of  its  duties hereunder.  The Company also agrees to indemnify the Rights Agent for,  and  to hold it harmless against, any suit, action,  claim,

loss,  liability, or expense, incurred without gross  negligence,

bad  faith or willful misconduct on the part of the Rights Agent,

for  anything  done or omitted by the Rights Agent in  connection with  or  arising  out  of  this Agreement,  its  acceptance  and administration,  including the costs and  expenses  of  defending against any suit, action or claim of liability in connection with

or   arising   out   of  this  Agreement,  its   acceptance   and

administration.

          (b)   The  Rights  Agent shall be protected  and  shall

incur  no  liability  for  or in respect  of  any  action  taken,

suffered  or  omitted by it in connection with its administration of  this  Agreement  in reliance upon any Rights  Certificate  or certificate  for  Common  Stock or for other  securities  of  the

Company, instrument of assignment or transfer, power of attorney,

endorsement,  affidavit,  letter,  notice,  direction,   consent,

certificate, statement, or other paper or document believed by it to  be  genuine and to be signed, executed and, where  necessary,

verified or acknowledged, by the proper Person or Persons.

     Section  19.  Merger or Consolidation or Change of  Name  of

Rights Agent.

          (a)  Any corporation into which the Rights Agent or any

successor  Rights Agent may be merged or with  which  it  may  be consolidated,  or any corporation resulting from  any  merger  or consolidation  to which the Rights Agent or any successor  Rights

Agent  shall  be  a party, or any corporation succeeding  to  the corporate  trust  business of the Rights Agent or  any  successor

Rights  Agent, shall be the successor to the Rights  Agent  under this  Agreement without the execution or filing of any  paper  or any  further  act  on  the  part of any of  the  parties  hereto;

provided,  however, that such corporation would be  eligible  for appointment  as a successor Rights Agent under the provisions  of

Section  21  hereof.  In case at the time such  successor  Rights

Agent shall succeed to the agency created by this Agreement,  any of  the  Rights  Certificates shall have  been  countersigned  or initialed but not delivered, any such successor Rights Agent  may adopt  the  countersignature or initials of a predecessor  Rights

Agent  and  deliver such Rights Certificates so countersigned  or

initialed;   and  in  case  at  that  time  any  of  the   Rights

Certificates shall not have been countersigned or initialed,  any successor  Rights  Agent may countersign or initial  such  Rights

Certificates either in the name of the predecessor or in the name of  the successor Rights Agent; and in all such cases such Rights

Certificates  shall have the full force provided  in  the  Rights

Certificates and in this Agreement.

          (b)   In case at any time the name of the Rights  Agent

shall  be changed and at such time any of the Rights Certificates shall have been countersigned or initialed but not delivered, the

Rights Agent may adopt the countersignature or initials under its prior  name  and deliver the Rights Certificates so countersigned or  initialed;  and  in  case at that  time  any  of  the  Rights

Certificates shall not have been countersigned or initialed,  the

Rights  Agent may countersign or initial such Rights Certificates either in its prior name or in its changed name; and in all  such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section  20.   Duties  of Rights Agent.   The  Rights  Agent

undertakes  only  the  duties  and obligations  imposed  by  this

Agreement upon the following terms and conditions (and no  duties or  obligations shall be implied by or under this Agreement),  by all  of which the Company and the holders of Rights Certificates,

by their acceptance thereof, shall be bound:

          (a)   The  Rights Agent may consult with legal  counsel

(who  may  be legal counsel for the Company), and the opinion  of such  counsel  shall  be  full  and  complete  authorization  and protection to the Rights Agent as to any action taken or  omitted by it in good faith and in accordance with such opinion.

          (b)   Whenever  in the performance of its duties  under

this  Agreement  the  Rights Agent shall  deem  it  necessary  or desirable that any fact or matter (including, without limitation,

the  identity  of  any Acquiring Person and the determination  of

"current  market price") be proved or established by the  Company prior  to taking or suffering any action hereunder, such fact  or matter  (unless  other  evidence in  respect  thereof  be  herein specifically prescribed) may be deemed to be conclusively  proved and  established by a certificate signed by the Chairman  of  the

Board,  the  President, any Vice President,  the  Treasurer,  any

Assistant Treasurer, the Secretary or any Assistant Secretary  of

the   Company  and  delivered  to  the  Rights  Agent;  and  such certificates shall be full authorization to the Rights Agent  for any  action  taken  or suffered in good faith  by  it  under  the provisions of this Agreement in reliance upon such certificate.

          (c)   The  Rights Agent shall be liable hereunder  only

for its own gross negligence, bad faith or willful misconduct.

          (d)   The  Rights Agent shall not be liable for  or  by

reason of any of the statements of fact or recitals contained  in this  Agreement or in the Rights Certificates or be  required  to verify the same (except as to its countersignature or initials on such  Rights Certificates), but all such statements and  recitals are and shall be deemed to have been made by the Company only.

          (e)    The   Rights  Agent  shall  not  be  under   any

responsibility  in respect of the validity of this  Agreement  or the  execution  and  delivery hereof (except  the  due  execution hereof  by  the  Rights Agent) or in respect of the  validity  or execution  of any Rights Certificate (except its countersignature or  initialing  thereof); nor shall it  be  responsible  for  any breach  by the Company of any covenant or condition contained  in this  Agreement  or in any Rights Certificate; nor  shall  it  be responsible  for any adjustment required under the provisions  of

Section  11  or Section 13 hereof or responsible for the  manner,

method  or  amount of any such adjustment or the ascertaining  of the  existence  of facts that would require any  such  adjustment

(except  with  respect  to the exercise of  Rights  evidenced  by

Rights  Certificates after actual notice of any such adjustment);

nor  shall  it  by  any  act hereunder  be  deemed  to  make  any representation or warranty as to the authorization or reservation of  any  shares of Common Stock or Preferred Stock to  be  issued pursuant  to this Agreement or any Rights Certificate  or  as  to whether any shares of Common Stock or Preferred Stock will,  when so  issued,  by  validly authorized and issued,  fully  paid  and nonassessable.

          (f)   The Company agrees that it will perform, execute,

acknowledge  and  deliver  or cause to  be  performed,  executed,

acknowledged  and  delivered all such  further  and  other  acts,

instruments,  agreements  and assurances  as  may  reasonably  be required  by the Rights Agent for the carrying out or  performing by the Rights Agent of the provisions of this Agreement.

          (g)  The Rights Agent is hereby authorized and directed

to  accept  instructions with respect to the performance  of  its duties  hereunder from the Chairman of the Board, the  President,

any  Vice President, the Secretary, any Assistant Secretary,  the

Treasurer or any Assistant Treasurer of the Company, and to apply to  such  officers for advice or instructions in connection  with its  duties, and it shall not be liable for any action  taken  or suffered  to  be  taken by it in good faith  in  accordance  with instructions of any such officer.

          (h)   The  Rights Agent and any stockholder,  director,

officer or employee of the Rights Agent may buy, sell or deal  in any  of  the Rights or other securities of the Company or  become pecuniarily  interested in any transaction in which  the  Company may  be interested, or contract with or lend money to the Company or  otherwise act as fully and freely as though it were  not  the

Rights Agent under this Agreement.  Nothing herein shall preclude the  Rights  Agent  from  acting in any other  capacity  for  the

Company or for any other legal entity.

          (i)   The Rights Agent may execute and exercise any  of

the  rights  or  powers hereby vested in it or perform  any  duty

hereunder   either  itself  or  by  or  through  its   attorneys,

delegates, subcontractors, assigns, subagents or agents, and  the

Rights Agent shall not be answerable or accountable for any  act,

default,  neglect or misconduct of any such attorneys, delegates,

subcontractors, assigns, subagents, or agents or for any loss  to the  Company or to the holders of the Rights resulting  from  any such  act,  default,  neglect or misconduct;  provided,  however,

reasonable care was exercised in the selection thereof.

          (j)   No provision of this Agreement shall require  the

Rights  Agent to expend or risk its own funds or otherwise  incur any  financial liability in the performance of any of its  duties hereunder or in the exercise of its rights.

          (k)    If,   with  respect  to  any  Right  Certificate

surrendered  to  the Rights Agent for exercise or  transfer,  the certificate  attached  to  the form  of  assignment  or  form  of election  to  purchase, as the case may be, has either  not  been completed or indicates an affirmative response to clause 1 and/or

2  thereof,  the  Rights Agent shall not take any further  action with respect to such requested exercise or transfer without first consulting with the Company.

     Section  21.  Change of Rights Agent.  The Rights  Agent  or

any  successor Rights Agent may resign and be discharged from its duties  and obligations under this Agreement upon 30 days' notice in  writing mailed to the Company, and to each transfer agent  of the  Common  Stock and Preferred Stock, if any, by registered  or certified  mail.  Such resignation and discharge from all  duties under this Agreement shall be effective on the 30th day following the  mailing of the same, without further action on the  part  of the Rights Agent and whether or not a successor shall theretofore have  been appointed.  Thereafter, the Company shall give written notice  to  the holders of the Rights Certificates (if  the  same have  been  issued) by first class mail.  The Company may  remove the  Rights  Agent or any successor Rights Agent  upon  30  days'

notice in writing, mailed to the Rights Agent or successor Rights agent,  as  the case may be, and to each transfer  agent  of  the

Common  Stock  and  Preferred Stock, by registered  or  certified mail,  and  to  the holders of the Rights Certificates  by  first class  mail.  If the Rights Agent shall resign or be  removed  or shall  otherwise  become incapable of acting, the  Company  shall appoint  a  successor to the Rights Agent.  If the Company  shall fail  to  make such appointment within a period of 30 days  after giving  notice of such removal or after it has been  notified  in writing  of  such resignation or incapacity by the  resigning  or

incapacitated  Rights  Agent  or  by  the  holder  of  a   Rights

Certificate  (who  shall,  with such notice,  submit  his  Rights

Certificate  for inspection by the Company), then any  registered holder  of  any  Rights Certificate may apply  to  any  court  of competent jurisdiction for the appointment of a new Rights Agent.

Any  successor Rights Agent, whether appointed by the Company  or by  such  a  court,  shall be a corporation organized  and  doing business  under the laws of the United States or of the State  of

New  York (or of any other state of the United States as long  as such corporation is authorized to do business in the State of New

York),  in good standing, which is authorized under such laws  to exercise  stock transfer powers and is subject to supervision  or examination by federal or state authority and which has, together with its parent company, at the time of its appointment as Rights

Agent  a  combined  capital and surplus of at least  $50,000,000.

After  appointment, the successor Rights Agent  shall  be  vested with  the same powers, rights, duties and responsibilities as  if it  had been originally named as Rights Agent without further act or  deed;  but  the  predecessor Rights Agent shall  deliver  and transfer  to the successor Rights Agent any property at the  time held  by  it  hereunder,  and execute  and  deliver  any  further assurance,  conveyance, act or deed necessary  for  the  purpose.

Not  later  than the effective date of any such appointment,  the

Company shall file notice thereof in writing with the predecessor

Rights Agent and each transfer agent of the Common Stock and  the

Preferred  Stock,  and mail a notice thereof in  writing  to  the registered holders of the Rights Certificates.  Failure  to  give any  notice  provided  for in this Section 21,  however,  or  any defect therein, shall not affect the legality or validity of  the resignation or removal of the Rights Agent or the appointment  of the successor Rights Agent, as the case may be.

     Section   22.    Issuance   of  New   Rights   Certificates.

Notwithstanding any of the provisions of this Agreement or of the

Rights to the contrary, the Company may, at its option, issue new

Rights  Certificates evidencing Rights in such  form  as  may  be approved  by its Board of Directors to reflect any adjustment  or change  in the Purchase Price and the number or kind or class  of shares  or  other  securities or property purchasable  under  the

Rights  Certificates made in accordance with  the  provisions  of this Agreement.  In addition, in connection with the issuance  or sale  of  shares of Common Stock following the Distribution  Date and  prior  to  the redemption or expiration of the  Rights,  the

Company  (a)  shall, with respect to shares of  Common  Stock  so issued or sold pursuant to the exercise of stock options or under

any   employee  plan  or  arrangement,  or  upon  the   exercise,

conversion  or exchange of securities hereinafter issued  by  the

Company,  and (b) may, in any other case, if deemed necessary  or appropriate  by  the  Board of Directors of  the  Company,  issue

Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that

(i)  no  such Rights Certificate shall be issued if, and  to  the extent  that, the Company shall be advised by counsel  that  such issuance would create a significant risk of material adverse  tax consequences  to  the Company or the Person to whom  such  Rights

Certificate  would be issued, and (ii) no such Rights Certificate

shall   be  issued  if,  and  to  the  extent  that,  appropriate

adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 23.  Redemption and Termination.

          (a)   The Board of Directors of the Company may, at its

option,  at  any time prior to the earlier of (i)  the  close  of business  on  the tenth day following the Stock Acquisition  Date

(or,  if the Stock Acquisition Date shall have occurred prior  to the Record Date, the close of business on the tenth day following the  Record Date), or (ii) the Final Expiration Date, redeem  all but  not  less  than  all  of the then outstanding  Rights  at  a redemption  price  of  $.01 per Right,  as  such  amount  may  be appropriately adjusted to reflect any stock split, stock dividend or  similar  transaction occurring after the  date  hereof  (such redemption price being hereinafter referred to as the "Redemption

Price"); provided however, that if, following the expiration of a

Stock  Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i)  a

Person  who  is  an  Acquiring Person shall have  transferred  or otherwise disposed of a number of shares of Common Stock  in  one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which  did  not result  in  the occurrence of a Triggering Event such  that  such

Person  is  thereafter a Beneficial Owner of 10% or less  of  the outstanding shares of Common Stock, and (ii) there are  no  other

Persons,  immediately  following  the  occurrence  of  the  event described  in  clause (i), who are Acquiring  Persons,  then  the right of redemption shall be reinstated and thereafter be subject to  the  provisions of this Section 23.  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be  exercisable after the first occurrence of a Section 11(a)(ii)

Event  until  such  time  as the Company's  right  of  redemption hereunder has expired.  The Company may, at its option,  pay  the

Redemption  Price in cash, shares of Common Stock (based  on  the

"current market price", as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form  of consideration deemed appropriate by the Board of Directors.

          (b)   Immediately  upon  the action  of  the  Board  of

Directors  of the Company ordering the redemption of the  Rights,

evidence of which shall have been filed with the Rights Agent and without  any further action and without any notice, the right  to exercise  the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for  each Right so held.  Promptly after the action of the  Board of  Directors ordering the redemption of the Rights, the  Company shall give notice of such redemption to the Rights Agent and  the holders of the then outstanding Rights by mailing such notice  to all such holders at each holder's last address as it appears upon the  registry  books  of  the  Rights  Agent  or,  prior  to  the

Distribution  Date, on the registry books of the  Transfer  Agent for  the Common Stock.  Any notice which is mailed in the  manner herein  provided shall be deemed given, whether or not the holder receives  the notice.  Each such notice of redemption will  state the  method by which the payment of the Redemption Price will  be made.

     Section 24.  Notice of Certain Events.

          (a)   In  case the Company shall propose, at  any  time

after  the Distribution Date, (i) to pay any dividend payable  in stock  of any class to the holders of Preferred Stock or to  make any  other distribution to the holders of Preferred Stock  (other than  a  regular  quarterly  cash dividend  out  of  earnings  or retained  earnings  of  the Company), or (ii)  to  offer  to  the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or

(iii)  to  effect  any  reclassification of its  Preferred  Stock

(other than a reclassification involving only the subdivision  of outstanding  shares of Preferred Stock), or (iv)  to  effect  any consolidation or merger into or with any other Person (other than a  Subsidiary of the Company in a transaction that complies  with

Section  11(o)  hereof), or to effect any sale or other  transfer

(or  to permit one or more of its Subsidiaries to effect any sale or  other  transfer), in one transaction or a series  of  related transactions, of more than 50% of the assets or earning power  of the  Company and its Subsidiaries (taken as a whole) to any other

Person  or  Persons  (other than the Company and/or  any  of  its

Subsidiaries  in one or more transactions each of which  complies with  Section  11(o) hereof), or (v) to effect  the  liquidation,

dissolution  or  winding up of the Company, then,  in  each  such case,  the  Company  shall  give  to  each  holder  of  a  Rights

Certificate,  to  the  extent feasible  and  in  accordance  with

Section 25 hereof, a notice of such proposed action, which  shall specify  the record date for the purposes of such stock dividend,

distribution  of rights or warrants, or the date  on  which  such

reclassification,   consolidation,   merger,   sale,    transfer,

liquidation, dissolution, or winding up is to take place and  the date  of  participation therein by the holders of the  shares  of

Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i)

or  (ii)  above  at least 20 days prior to the  record  date  for determining holders of the shares of Preferred Stock for purposes of  such  action,  and in the case of any such other  action,  at least  20  days prior to the date of the taking of such  proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

          (b)    In  case any of the events set forth in  Section

11(a)(ii)  hereof shall occur, then, in any such  case,  (i)  the

Company  shall  as soon as practicable thereafter  give  to  each holder  of  a Rights Certificate, to the extent feasible  and  in accordance with Section 25 hereof, a notice of the occurrence  of such event, which shall specify the event and the consequences of the  event  to holders of Rights under Section 11(a)(ii)  hereof,

and  (ii)  all references in the preceding paragraph to Preferred

Stock shall be deemed thereafter to refer to Common Stock and/or,

if appropriate, other securities.

     Section 25.  Notices.  Notices or demands authorized by this

Agreement  to  be  given or made by the Rights Agent  or  by  the holder  of any Rights Certificate to or on the Company  shall  be sufficiently  given or made if sent by first class mail,  postage prepaid,  addressed (until another address is  filed  in  writing with the Rights Agent) as follows:

               Imo Industries Inc.
               1009 Lenox Drive
               Building Four West
               P.O. Box 6550
               Lawrenceville, New Jersey  08648-0550
               Attention:  Corporate Secretary

Subject  to  the provisions of Section 21, any notice  or  demand authorized  by this Agreement to be given or made by the  Company or  by  the holder of any Rights Certificate to or on the  Rights

Agent  shall be sufficiently given or made if sent by first class mail,  postage prepaid, addressed (until another address is filed in writing with the Company) as follows:


               First Chicago Trust Company of New York
               525 Washington Boulevard
               Suite 4660
               Jersey City, NJ  07310
               Attention:  Tenders and Exchanges Administration

Notices  or demands authorized by this Agreement to be  given  or made  by  the  Company or the Rights Agent to the holder  of  any

Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be  sufficiently  given  or made if sent  by  first  class  mail,

postage prepaid, addressed to such holder at the address of  such holder as shown on the registry books of the Company.

     Section  26.   Supplements  and Amendments.   Prior  to  the

Distribution Date and subject to the penultimate sentence of this

Section  26,  the  Company and the Rights  Agent  shall,  if  the

Company  so  directs, supplement or amend any provision  of  this

Agreement  without  the approval of any holders  of  certificates representing shares of Common Stock; provided, that if the effect of  such  supplement  or amendment would be to  alter,  amend  or enlarge  the  scope  or  extent of  the  Rights  Agent's  duties,

liabilities  or  obligations, such supplement or amendment  shall only  become  effective upon the written consent  of  the  Rights

Agent.   From and after the Distribution Date and subject to  the

penultimate  sentence of this Section 26,  the  Company  and  the

Rights  Agent  shall,  if the Company so directs,  supplement  or amend  this  Agreement without the approval  of  any  holders  of

Rights  Certificates in order (i) to cure any ambiguity, (ii)  to correct or supplement any provision contained herein which may be defective  or  inconsistent  with any  other  provisions  herein,

(iii)  to  shorten  or  lengthen any time  period  hereunder,  or

(iv)  to  change  or supplement the provisions hereunder  in  any manner  which  the  Company may deem necessary or  desirable  and which shall not adversely affect the interests of the holders  of

Rights  Certificates  (other  than  an  Acquiring  Person  or  an

Affiliate  or  Associate of an Acquiring Person); provided,  this

Agreement  may  not  be  supplemented  or  amended  to  lengthen,

pursuant  to  clause (iii) of this sentence, (A)  a  time  period relating to when the Rights may be redeemed at such time  as  the

Rights  are  not  then redeemable, or (B) any other  time  period unless  such  lengthening  is  for  the  purpose  of  protecting,

enhancing  or  clarifying the rights of, and/or the benefits  to,

the  holders of Rights.  Upon the delivery of a certificate  from an  appropriate  officer of the Company  which  states  that  the proposed supplement or amendment is in compliance with the  terms

of   this  Section  26,  the  Rights  Agent  shall  execute  such supplement  or amendment.  Notwithstanding anything contained  in this  Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Purchase Price or the  number  of one one-hundredths of a share of Preferred  Stock for  which  a  Right is exercisable.  Prior to  the  Distribution

Date,  the  interests of the holders of Rights  shall  be  deemed coincident with the interests of the holders of Common Stock.

     Section  27.  Successors.  All the covenants and  provisions of  this  Agreement by or for the benefit of the Company  or  the

Rights  Agent  shall  bind  and inure to  the  benefit  of  their respective successors and assigns hereunder.

     Section  28.   Determinations and Actions by  the  Board  of

Directors,  etc.   For  all  purposes  of  this  Agreement,   any

calculation  of the number of shares of Common Stock  outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common  Stock of  which  any Person is the Beneficial Owner, shall be  made  in accordance with the last sentence of Rule 13d-3(d)(1)(i)  of  the

General Rules and Regulations under the Exchange Act.  The  Board of  Directors of the Company shall have the exclusive  power  and authority to administer this Agreement and to exercise all rights and  powers specifically granted to the Board or to the  Company,

or as may be necessary or advisable in the administration of this

Agreement, including, without limitation, the right and power  to

(i) interpret the provisions of this Agreement, and (ii) make all

determinations   deemed   necessary   or   advisable   for    the

administration  of this Agreement (including a  determination  to

redeem or not redeem the Rights or to amend the Agreement).   All

such  actions,  calculations, interpretations and  determinations

(including, for purposes of clause (y) below, all omissions  with respect  to  the foregoing) which are done or made by  the  Board

(with, where specifically provided for herein, the concurrence of the  Continuing  Directors) in good faith, shall  (x)  be  final,

conclusive  and  binding on the Company, the  Rights  Agent,  the holders  of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

     Section  29.  Benefits of this Agreement.  Nothing  in  this

Agreement shall be construed to give to any Person other than the

Company,  the  Rights  Agent and the registered  holders  of  the

Rights  Certificates  (and,  prior  to  the  Distribution   Date,

registered  holders of the Common Stock) any legal  or  equitable right,  remedy or claim under this Agreement; but this  Agreement shall  be for the sole and exclusive benefit of the Company,  the

Rights   Agent   and  the  registered  holders  of   the   Rights

Certificates  (and,  prior to the Distribution  Date,  registered holders of the Common Stock).

     Section 30.  Severability.  If any term, provision, covenant or  restriction of this Agreement is held by a court of competent

jurisdiction   or  other  authority  to  be  invalid,   void   or

unenforceable, the remainder of the terms, provisions,  covenants and restrictions of this Agreement shall remain in full force and effect  and shall in no way be affected, impaired or invalidated;

provided,   however,  that  notwithstanding  anything   in   this

Agreement to the contrary, if any such term, provision,  covenant or  restriction is held by such court or authority to be invalid,

void  or  unenforceable and the Board of Directors of the Company determines  in its good faith judgment that severing the  invalid language  from this Agreement would adversely affect the  purpose or effect of this Agreement, the right of redemption set forth in

Section 23 hereof shall be reinstated and shall not expire  until the close of business on the tenth day following the date of such determination by the Board of Directors.

     Section 31.  Governing Law.  This Agreement, each Right  and each Rights Certificate issued hereunder shall be deemed to be  a contract made under the laws of the State of Delaware and for all purposes  shall  be governed by and construed in accordance  with the laws of such State applicable to contracts made and to be per formed entirely within such State.

     Section  32.  Counterparts.  This Agreement may be  executed in any number of counterparts and each of such counterparts shall for  all  purposes  be  deemed to be an original,  and  all  such counterparts  shall  together constitute but  one  and  the  same instrument.

     Section 33.  Descriptive Headings.  Descriptive headings  of

the   several  Sections  of  this  Agreement  are  inserted   for

convenience only and shall not control or affect the  meaning  or construction of any of the provisions hereof.

     IN  WITNESS  WHEREOF, the parties hereto  have  caused  this

Agreement  to  be  duly  executed and their respective  corporate seals to be hereunto affixed and attested, all as of the day  and year first above written.

Attest:                            IMO INDUSTRIES INC.


By:/s/ T.J. Bird                  By:/s/D.K. Farrar
  Thomas J. Bird, Esquire           Donald K. Farrar
  Executive Vice President,         Chairman, President
  General   Counsel  and            and  Chief  Executive Officer
  Secretary

Attest:                            FIRST CHICAGO TRUST COMPANY
                                   OF NEW YORK


By: /s/George Dalton                 By: /s/James Kuzmich
       George Dalton                        James Kuzmich
  Title: AVP                           Title:Assistant Vice President




                                                        EXHIBIT A


                            FORM OF
          CERTIFICATE OF DESIGNATION, PREFERENCES AND
                   RIGHTS OF SERIES B JUNIOR
                 PARTICIPATING PREFERRED STOCK

                               of

                      IMO INDUSTRIES INC.

     Pursuant to Section 151 of the General Corporation Law
                    of the State of Delaware

     We, Donald K. Farrar, Chairman of the Board, and Thomas J. Bird, Secretary, of Imo Industries Inc. (the "Corporation), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, of the Corporation, on April 30, 1997, the Board of Directors adopted the following resolution creating a series of 250,000 shares of Preferred Stock designated as "Series B Junior Participating Preferred Stock":

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of its Restated Certificate of Incorporation, as amended, the Board of Directors does hereby establish and designate and provide for the issuance of a series of the Preferred Stock of the Corporation designated as "Series B Junior Participating Preferred Stock," which shall consist of 250,000 shares, and the Board of Directors does hereby fix the terms, voting powers, preferences and relative rights, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, to be as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series B Junior Participating
Preferred Stock" and the number of shares constituting such series shall be 250,000.

     Section 2.     Dividends and Distributions.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends, and non-cash dividends or distributions in an amount equal to 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock"), which dividends and distributions shall be subject to the provisions for adjustment hereinafter set forth. In the event the Corporation shall at any time after April 30, 1997 (the "Rights Declaration Date")
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or
(iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), and such dividend or distribution shall be paid or distributed to the holders of the Series B Junior Participating Preferred Stock at or prior to the time the related dividend or distribution is paid or distributed to the holders of the Common Stock.

     (C) The Board of Directors may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof. Dividends and distributions payable under paragraph (A) above, if any, shall begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive such dividends or distributions, or if no record date shall be fixed, from the date on which the related dividend or distribution was declared by the Board of Directors on the Common Stock. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Section  3.      Voting Rights.  The holders  of  shares  of
Series B Junior Participating Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein or by law, the holders of shares of Series B Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) (i) If at any time dividends on any Series B Junior Participating Preferred Stock shall be in arrears for more than 270 consecutive weeks, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous periods on all shares of Series B Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series B Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two Directors of the Corporation.

          (ii) During any default period, such voting right of the holders of Series B Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of 10% in number of shares of the Series B Junior Participating Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of the Series B Junior Participating Preferred Stock of such voting right. At any meeting at which the holders of the Series B Junior Participating Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist, up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Series B Junior Participating Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Series B Junior Participating Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Series B Junior Participating Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or ranking on a parity with the Series B Junior Participating Preferred Stock.

          (iii ) Unless the holders of the Series B Junior Participating Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Series B Junior Participating Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Series B Junior Participating Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Series B Junior Participating Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Series B Junior Participating Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Series B Junior Participating Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

          (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors of the Corporation until the holders of Series B Junior Participating Preferred Stock voting as a class shall have exercised their right to elect two Directors, after the exercise of which right (x) the Directors so elected by the holders of Series B Junior Participating Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock that elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the preceding sentence.

          (v) Immediately upon the termination of a default period, (x) the right of the holders of Series B Junior Participating Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Series B Junior Participating Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or by-laws of the Corporation (as then in effect) irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

     (D) Except as set forth herein, holders of Series B Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.     Certain Restrictions.

     (A) Whenever dividends or other distributions payable on the Series B Junior Participating Preferred Stock as provided in
Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock;

          (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii ) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Junior Participating Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock, if any, ranking on a parity with the Series B Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section  5.     Reacquired Shares.  Any shares of  Series  B
Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Series B Junior Participating Preferred Stock and may be reissued as part of a new series of Series B Junior Participating Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 6.     Liquidation, Dissolution or Winding Up.
       (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Junior Participating Preferred Stock and Common Stock, respectively, holders of Series B Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series B Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.

     (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series B Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

     (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section  7.      Consolidation, Merger, etc.   In  case  the
Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common
Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8.     No Redemption.  The shares of Series B Junior
Participating Preferred Stock shall not be redeemable.

     Section 9. Ranking. The Series B Junior Participating Preferred Stock shall rank on a parity with the Corporation's Series A Junior Participating Preferred Stock. The Series B Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     Section 10. Amendment. The Restated Certificate of Incorporation, as amended, of the Corporation shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.

     Section 11. Fractional Shares. Series B Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.
1IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 30th day of April, 1997.

Attest:                            IMO INDUSTRIES INC.

__________________________
                                   By:
Thomas J. Bird, Secretary            Donald K. Farrar
                                     Chairman of the Board,
                                     President and Chief Executive Officer

                                                         EXHIBIT B


                  [FORM OF RIGHTS CERTIFICATE]

Certificate No. R-                                         Rights

NOT EXERCISABLE AFTER 5 P.M. (NEW YORK CITY TIME) ON MAY 4, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE
BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*


* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.





                       Rights Certificate

                      IMO INDUSTRIES INC.

     This certifies that                                     , or

registered  assigns, is the registered owner  of  the  number  of

Rights set forth above, each of which entitles the owner thereof,

subject  to  the terms, provisions and conditions of  the  Rights

Agreement,  dated as of April 30, 1997 (the "Rights  Agreement"),

between   Imo  Industries  Inc.,  a  Delaware  corporation   (the

"Company"),  and First Chicago Trust Company of New York,  a  New

York  corporation  (the "Rights Agent"),  to  purchase  from  the

Company  at any time prior to 5:00 p.m. (New York City  time)  on

May  4,  2007  at  the  office or offices  of  the  Rights  Agent designated  for such purpose, or its successor as  Rights  Agent,

one one-hundredth of a fully paid, non-assessable share of Series

B Junior Participating Preferred Stock (the "Preferred Stock") of

the Company, at a purchase price of $15 per one one-hundredth of a  share  (the "Purchase Price"), upon presentation and surrender of  this Rights Certificate with the Form of Election to Purchase and  related Certificate duly executed.  The Purchase Price shall be  paid,  at  the election of the holder, in cash or  shares  of

Common  Stock  of  the Company having an equivalent  value.   The

number  of Rights evidenced by this Rights Certificate  (and  the number of shares that may be purchased upon exercise thereof) set forth  above,  and the Purchase Price per share set forth  above,

are  the number and Purchase Price as of April 30, 1997 based  on the Preferred Stock as constituted at such date.

     Upon  the  occurrence of a Section 11(a)(ii) Event (as  such term is defined in the Rights Agreement), if the Rights evidenced by  this  Rights  Certificate are beneficially owned  by  (i)  an

Acquiring  Person  or  an  Affiliate or  Associate  of  any  such

Acquiring  Person  (as  such  terms are  defined  in  the  Rights

Agreement),  (ii)  a  transferee of any  such  Acquiring  Person,

Associate  or  Affiliate,  or (iii) under  certain  circumstances specified in the Rights Agreement, a transferee of a person  who,

after  such transfer, became an Acquiring Person, or an Affiliate or  Associate  of an Acquiring Person, such Rights  shall  become null  and  void  and no holder hereof shall have any  right  with respect  to  such  Rights from and after the occurrence  of  such

Section 11(a)(ii) Event.

     As  provided in the Rights Agreement, the Purchase Price and the  number  and  kind  of  shares of Preferred  Stock  or  other securities,  which  may be purchased upon  the  exercise  of  the

Rights  evidenced  by  this  Rights Certificate  are  subject  to modification and adjustment upon the happening of certain events,

including Triggering Events.

     This  Rights  Certificate is subject to all  of  the  terms,

provisions  and conditions of the Rights Agreement, which  terms,

provisions  and  conditions  are hereby  incorporated  herein  by reference  and  made a part hereof and to which Rights  Agreement reference  is hereby made for a full description of  the  rights,

limitations   of  rights,  obligations,  duties  and   immunities

hereunder of the Rights Agent, the Company and the holders of the

Rights  Certificates,  which limitations of  rights  include  the temporary  suspension of the exercisability of such Rights  under the  specific  circumstances set forth in the  Rights  Agreement.

Copies of the Rights Agreement are on file at the above-mentioned office  of  the Rights Agent and are also available upon  written request to the Rights Agent.

     This  Rights  Certificate,  with  or  without  other  Rights

Certificates, upon surrender at the principal office  or  offices of the Rights Agent designated for such purpose, may be exchanged for  another  Rights Certificate or Rights Certificates  of  like tenor and date evidencing Rights entitling the holder to purchase a  like  aggregate number of one one-hundredths  of  a  share  of

Preferred Stock as the Rights evidenced by the Rights Certificate or  Rights  Certificates  surrendered shall  have  entitled  such

holder  to  purchase.   If  this  Rights  Certificate  shall   be

exercised  in part, the holder shall be entitled to receive  upon surrender  hereof  another Rights Certificate or  Rights  Certifi cates for the number of whole Rights not exercised.

     Subject  to  the  provisions of the  Rights  Agreement,  the

Rights  evidenced  by this Certificate may  be  redeemed  by  the

Company at its option at a redemption price of $.01 per Right  at any time prior to the earlier of the close of business on (i) the tenth  day  following the Stock Acquisition Date  (as  such  time period  may  be  extended pursuant to the Rights Agreement),  and

(ii)  the  Final  Expiration Date.  After the expiration  of  the redemption  period,  the Company's right  of  redemption  may  be

reinstated   if  an  Acquiring  Person  reduces  his   beneficial

ownership  to  10%  or less of the outstanding shares  of  Common

Stock  in  a transaction or series of transactions not  involving the Company.

     No  fractional shares of Preferred Stock will be issued upon the exercise of any Rights or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of  a share  of  Preferred  Stock, which may, at the  election  of  the

Company,  be  evidenced  by depositary  receipts),  but  in  lieu thereof  a  cash payment will be made, as provided in the  Rights

Agreement.

     No  holder  of this Rights Certificate shall be entitled  to vote or receive dividends or be deemed for any purpose the holder of  shares of Preferred Stock or of any other securities  of  the

Company which may at any time be issuable on the exercise hereof,

nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any  of  the rights  of a stockholder of the Company or any right to vote  for the  election of directors or upon any matter submitted to  stock holders at any meeting thereof, or to give or withhold consent to any  corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the  Rights

Agreement),  or to receive dividends or subscription  rights,  or otherwise,  until the Right or Rights evidenced  by  this  Rights

Certificate shall have been exercised as provided in  the  Rights

Agreement.



This Rights Certificate shall not be valid or obligatory for  any purpose  until  it shall have been countersigned  by  the  Rights

Agent.

     WITNESS  the  facsimile signature of the proper officers  of the Company and its corporate seal.

Dated as of __________, 1997

Attest:                            IMO INDUSTRIES INC.

_____________________________
                                   By:
Secretary
Title:

Countersigned:

FIRST CHICAGO TRUST
COMPANY OF NEW YORK


By:
Authorized Signature
          [Form of Reverse Side of Rights Certificate]

                       FORM OF ASSIGNMENT

       (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR                         VALUE                        RECEIVED
hereby sells, assigns and transfers unto
(Please print name and address of transferee)
_________________________________________________________________
_   this  Rights Certificate, together with all right, title  and interest  therein,  and  does hereby irrevocably  constitute  and
appoint                       Attorney,  to transfer  the  within
Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:__________, 1997

                                   Signature

Signature Guaranteed:

                          Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:
          (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:__________, 1997

                                   Signature

Signature Guaranteed:



                             NOTICE

     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
                  FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to
               exercise Rights represented by the
                      Rights Certificate.)

To:  IMO INDUSTRIES INC.:

     The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number


                (Please print name and address)

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


                (Please print name and address)



Dated:__________, 1997

                                   Signature

Signature Guaranteed:

                          Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:
          (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:__________, 1997

                                   Signature

Signature Guaranteed:

                             NOTICE

     The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
                                                        EXHIBIT C


                 SUMMARY OF RIGHTS TO PURCHASE
                        PREFERRED STOCK

     On April 30, 1997, the Board of Directors of Imo Industries Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of Company Common Stock to stockholders of record at the close of business on May 4, 1997. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series B Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a purchase price of $15 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and the Rights Agent thereunder.

     Initially, the Rights will be attached to the Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date") or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after May 4, 1997 will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 4, 2007, unless earlier redeemed by the Company as described below.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except in certain circumstances described in the Rights Agreement, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     In the event that, at any time following the Distribution Date, (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Stock is not changed or exchanged, or (ii) a Person becomes the beneficial owner of more than 15% of the then outstanding shares of Common Stock other than pursuant to an offer for all outstanding shares of Common Stock that the independent directors determine to be fair to, and otherwise in the best interests of, stockholders, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

     For example, at an exercise price of $15 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $30 worth of Common Stock (or other consideration, as noted above) for $15. Assuming that the Common Stock had a per share value of $5 at such time, the holder of each valid Right would be entitled to purchase six shares of Common Stock for $15.

     In the event that, any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger described in the second preceding paragraph or a merger which follows an offer described in the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

     The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     At any time until 10 days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, payable in cash or stock. After the redemption period has expired, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stock holders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a
Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.